SECURITY FUNDS

ANNUAL REPORT

DECEMBER 31, 1996

SECURITY INCOME FUND
  - CORPORATE BOND SERIES
  - U.S. GOVERNMENT SERIES
  - LIMITED MATURITY BOND SERIES
  - GLOBAL AGGRESSIVE BOND SERIES
  - HIGH YIELD BOND SERIES

SECURITY TAX-EXEMPT FUND

SECURITY CASH FUND



[SDI LOGO]

PRESIDENT'S LETTER
--------------------------------------------------------------------------------
SECURITY FUNDS

FEBRUARY 15, 1997

[PHOTO OF JOHN CLELAND]
JOHN CLELAND

Dear Shareholder:

     1996 was not a particularly good year for fixed income investors. Interest rates fluctuated dramatically throughout the year, with the thirty-year Treasury bond beginning the year at 5.94% and ending it 70 basis points higher at 6.64%. Only in the global fixed income markets did we see attractive returns. The U.S. markets continued to be ruled by investors' fears about the reemergence of inflationary pressures and expectations as to the future rate of economic growth. Although growth was moderate and inflation remained well under control, the fear, rather than the fact, dominated bond market movements.

1997 OUTLOOK FOR FIXED INCOME

     We believe the fixed income outlook for 1997 is much better. We expect that last year's moderate inflation levels will remain in place for some time. Consumer spending, a primary force behind rising inflation, will be restrained by the high household debt levels now in place. Although many people are experiencing the "wealth effect" of strong stock markets, these individuals tend to be savers rather than spenders and are content to watch their earnings grow.

BALANCED BUDGET PROSPECTS IMPROVING

     A strong positive for bond markets is the likelihood that a balanced budget proposal will become reality in 1997. Sentiment is strong on both sides of the congressional aisle, and since 1997 is not an election year, the possibility of bipartisan agreement is greater than usual. Should a balanced budget package become a reality, the promise of reduced Federal spending lowers the potential for inflation and pleases fixed income investors.

DECLINING GLOBAL INTEREST RATES

     An additional plus for fixed income is the outlook for declining global interest rates as inflation drops in many countries around the world, and as the European nations work to meet criteria for entry into the European Monetary Union. Many of these nations have reduced their debt levels, allowing interest rates to come down in the process. They will continue along this track as the January, 1998 date for selection of participants in the EMU approaches.

     In our opinion, all of these factors combined make an excellent backdrop for favorable fixed income performance in the year ahead. As always, we invite your comments and questions.

Sincerely,


John Cleland
President, Security Funds

MANAGERS' COMMENTARY
--------------------------------------------------------------------------------
SECURITY FUNDS

FEBRUARY 15, 1997

SECURITY INCOME FUND
CORPORATE BOND SERIES

At the beginning of 1996 the Corporate Bond Series' average maturity and duration were long relative to our benchmark index, anticipating a continuation of the previous year's low inflation, moderate economic growth and declining interest rates. At that time the yield on the thirty-year Treasury bond was 5.94%. The first major economic release for the year, the January employment figures, shocked bond investors when it showed much higher levels of employment than expected. This set the tone for a year of uncertainty about economic growth and inflation. The long Treasury bond rose to a high of almost 7.20% in June and again in July. It closed the year down from that level, but at 6.64%, it remained well above its opening level for the year.

EARLY STEPS TO READJUST THE PORTFOLIO

In February we began shortening the maturity structure of the portfolio to be more in line with that of the benchmark index and with our peers. In addition, we started purchasing issues in three newly-approved asset classes, including U.S. dollar-denominated foreign bonds ("Yankee" bonds), high yield bonds and mortgage-backed securities. These proved to be wise moves, as the high yield and mortgage sectors outperformed corporate bonds throughout the year. For most of 1996 mortgage-backed securities made up about 15% of the portfolio and high yield issues approximately 17%.

The exposure to Yankee bonds also did well, with about 12% of the portfolio invested in such issues. The largest of these holdings is Banco Santander, one of the largest banks in Spain with assets in excess of $132 billion (U.S. dollars). Others in the Yankee bond sector include Abbey National Bank PLC, Malayan Bank of New York, Panamerican Beverage Company and Banco Centrale Hispanoamericano.(1)

HIGH YIELD HOLDINGS IN THE SECOND HALF OF THE YEAR

After we realigned the portfolio's maturity structure early in the year, performance was strong in the second and third quarters as we outperformed both our benchmark index and our peer group. The fourth quarter was a different story. Performance was negatively impacted by our investment in Marvel Holdings, Inc. bonds, which declined substantially in value after the company announced poor earnings warning investors of liquidity problems. Another high yield issue, Home Holdings, also lost considerable value after the company became involved in litigation surrounding the lease on its Maiden Lane headquarters in New York.

Given the negative contribution of these two high yield bond positions, we have refined our strategy for using high yield issues in the portfolio.

                             CORPORATE BOND SERIES
                                    12-31-96

                 [LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                                        LEHMAN BROTHERS MUTUAL FUND
             CORPORATE BOND SERIES      A RATED CORPORATE INDEX

    Dec-86         10,000.00                   10,000.00
    Mar-87          9,703.81                   10,238.19
    Jun-87          9,723.63                    9,998.72
    Sep-87          9,507.70                    9,636.25
    Dec-87          9,912.07                   10,254.88
    Mar-88         10,148.80                   10,709.96
    Jun-88         10,207.11                   10,829.28
    Sep-88         10,412.20                   11,084.10
    Dec-88         10,552.90                   11,199.96
    Mar-89         10,669.88                   11,334.85
    Jun-89         11,299.14                   12,232.34
    Sep-89         11,333.50                   12,391.71
    Dec-89         11,604.98                   12,778.23
    Mar-90         11,614.62                   12,666.49
    Jun-90         12,036.94                   13,160.90
    Sep-90         11,840.35                   13,158.24
    Dec-90         12,366.74                   13,679.94
    Mar-91         12,837.14                   14,263.89
    Jun-91         13,071.20                   14,547.56
    Sep-91         13,745.07                   15,401.42
    Dec-91         14,361.26                   16,213.50
    Mar-92         14,318.75                   16,095.03
    Jun-92         14,851.65                   16,794.18
    Sep-92         15,462.72                   17,587.34
    Dec-92         15,646.32                   17,622.01
    Mar-93         16,606.87                   18,511.92
    Jun-93         17,221.42                   19,130.69
    Sep-93         17,977.33                   19,795.61
    Dec-93         17,791.61                   19,765.82
    Mar-94         16,869.03                   19,069.77
    Jun-94         16,277.95                   18,769.78
    Sep-94         16,227.66                   18,907.48
    Dec-94         16,321.15                   18,990.13
    Mar-95         17,093.77                   20,114.83
    Jun-95         18,000.28                   21,610.95
    Sep-95         18,342.75                   22,120.25
    Dec-95         19,295.99                   23,212.59
    Mar-96         18,602.69                   22,613.56
    Jun-96         18,593.95                   22,714.57
    Sep-96         18,996.48                   23,168.14
    Dec-96         19,195.17                   23,974.49

                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Corporate Bond Series on December 31, 1986, and reflects deduction of the 4.75% sales load. On December 31, 1996, the value of your investment in the Series' Class A shares (with dividends reinvested) would have grown to $19,195. By comparison, the same $10,000 investment would have grown to $23,974 based on the performance of the Lehman Brothers Mutual Fund A Rated Corporate Index.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

The performance data illustrated above reflects past performance which is not predictive of future results.

Investments cannot be made directly in an index. The Lehman Brothers Mutual Fund A Rated Corporate Index includes all corporate debt securities rated A or higher.


                             CORPORATE BOND SERIES
                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1996

       CLASS A SHARES                       CLASS B SHARES
     1 Year      -5.69%                 1 Year            -6.29%
     5 Years      4.96%                 Since Inception   -0.28%
     10 Years     6.74%                 (10-19-93)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the total return includes deduction of the maximum contingent deferred sales charge.

MANAGERS' COMMENTARY
--------------------------------------------------------------------------------
SECURITY FUNDS

FEBRUARY 15, 1997

In order to reduce the impact of negative performance by any one issue, we are increasing the number of individual investments in the sector while keeping our overall sector allocation unchanged. This has the effect of limiting the fund's exposure to any one position to around 1% of portfolio assets.

THOUGHTS ABOUT 1997

We believe the outlook for bonds in 1997 is better than at this time in 1996. Economic growth should continue at a slow but steady pace, restrained somewhat by slow consumer spending as individuals concentrate on reducing their debt burdens. The Federal Reserve Open Market Committee will continue its vigilant stance against inflation. Aided by falling global inflation and interest rates, we believe the U.S. bond markets should be able to post a near-average performance year.

Greg Hamilton
Portfolio Manager

(1) Investing in foreign countries may involve risks, such as non-uniform accounting practices and political instability, not associated with investing exclusively in the U.S.

MANAGERS' COMMENTARY
--------------------------------------------------------------------------------
SECURITY FUNDS

FEBRUARY 15, 1997

U.S. GOVERNMENT SERIES

The U.S. Government securities markets had mixed results in 1996, as the interest rate on the long Treasury bond rose from 5.94% at the beginning of the year to 6.64% at its close. Its total return for the year was -2.3%, while over the same period the two-year Treasury note gained 5.2%. The U.S. Government Series, which contains issues of varying maturities, fell in between the two with a total return for the year of 1.26%.(1)

MORTGAGE-BACKED SECURITIES REPRESENTATION

About 30% of the portfolio was invested in mortgage-backed securities (primarily GNMA's) most of the year. These issues perform well in bear markets because generally as interest rates rise fewer people refinance their home mortgages. This reduces prepayments on mortgage-backed securities and helps stabilize their prices. The issues we hold have coupon rates ranging from 7.5% to 8.5%, adding an attractive income stream to the portfolio's return.

REALIGNMENT OF MATURITY STRUCTURE

In February and March the yield on the thirty-year Treasury bond rose from 6.02% to 6.64%, its largest price decline of the year. The U.S. Government Series contained a number of long-maturity issues at the beginning of February which hurt portfolio performance at that time. Part of these issues were sold in March, which helped the balance of the year, but of course could not repair the damage done before the sales.

PLANS FOR 1997

We believe that interest rates in the first half of 1997 have a good chance of declining as economic activity slows somewhat and inflation remains well under control. We may increase the percentage of the portfolio holdings in GNMA mortgage-backed security issues, as we feel that the greatest portion of total return in 1997 will come from the income stream provided by the securities. The duration of the portfolio will probably remain close to its current level of about five years. Although the year ahead may not be an outstanding one for fixed income instruments, we believe it will be at least an average one for total returns.

Steven M. Bowser
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.


                             U.S. GOVERNMENT SERIES
                                    12-31-96

                 [LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                                                          LEHMAN BROTHERS
                          U.S. GOVERNMENT FUND         GOVERNMENT BOND INDEX
      Dec-86                    10,000.00                   10,000.00
      Mar-87                     9,695.19                   10,117.61
      Jun-87                     9,651.76                    9,941.33
      Sep-87                     9,536.30                    9,673.52
      Dec-87                     9,888.91                   10,219.24
      Mar-88                    10,127.06                   10,556.47
      Jun-88                    10,291.91                   10,656.38
      Sep-88                    10,454.04                   10,836.28
      Dec-88                    10,505.92                   10,938.28
      Mar-89                    10,615.66                   11,054.50
      Jun-89                    11,225.05                   11,943.56
      Sep-89                    11,372.80                   12,042.24
      Dec-89                    11,746.96                   12,495.17
      Mar-90                    11,737.54                   12,339.91
      Jun-90                    12,139.99                   12,771.22
      Sep-90                    12,296.99                   12,877.35
      Dec-90                    12,897.97                   13,585.14
      Mar-91                    13,219.23                   13,879.19
      Jun-91                    13,441.26                   14,066.86
      Sep-91                    14,080.07                   14,870.35
      Dec-91                    14,677.02                   15,667.87
      Mar-92                    14,495.80                   15,393.80
      Jun-92                    14,921.60                   16,002.98
      Sep-92                    15,248.08                   16,792.31
      Dec-92                    15,401.64                   16,799.94
      Mar-93                    16,112.26                   17,558.69
      Jun-93                    16,728.69                   18,066.80
      Sep-93                    17,281.45                   18,652.97
      Dec-93                    17,209.28                   18,590.11
      Mar-94                    16,534.56                   18,030.26
      Jun-94                    16,135.91                   17,823.48
      Sep-94                    16,015.98                   17,899.08
      Dec-94                    16,083.04                   17,963.26
      Mar-95                    16,790.08                   18,808.53
      Jun-95                    18,023.72                   19,975.47
      Sep-95                    18,538.13                   20,327.70
      Dec-95                    19,598.25                   21,256.22
      Mar-96                    18,947.54                   20,775.73
      Jun-96                    18,968.82                   20,873.51
      Sep-96                    19,346.47                   21,226.26
      Dec-96                    19,845.79                   21,845.58


                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of U.S. Government Series on December 31, 1986, and reflects deduction of the 4.75% sales load. On December 31, 1996, the value of your investment in the Series' Class A shares (with dividends reinvested) would have grown to $19,846. By comparison, the same $10,000 investment would have grown to $21,846 based on the performance of the Lehman Brothers Government Bond Index.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

The performance data illustrated above reflects past performance which is not predictive of future results.

The Lehman Brothers Government Bond Index is made up of all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government. Investments cannot be made directly in an index.

                             U.S. GOVERNMENT SERIES
                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1996

                  CLASS A SHARES               CLASS B SHARES
                1 Year       -3.59%        1 Year            -4.97%
                5 Years       5.19%        Since Inception    1.95%
                10 Years      7.10%        (10-19-93)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the total return includes deduction of the maximum contingent deferred sales charge.

MANAGERS' COMMENTARY
--------------------------------------------------------------------------------
SECURITY FUNDS

FEBRUARY 15, 1997

LIMITED MATURITY BOND SERIES

In its second year of existence the Limited Maturity Bond Series is doing what it was designed to do--provide lower volatility and downside protection than longer-maturity funds in periods of rising interest rates. In a year in which the thirty-year Treasury bond had a total return of -2.3%, the portfolio's total return of 2.09% looked quite good.(1)

USE OF MORTGAGE-BACKED SECURITIES IN THE PORTFOLIO

One way to reduce volatility without sacrificing the income stream is through the use of certain mortgage-backed securities, which make up just over 20% of the portfolio. Our strategy in this portion of the Limited Maturity portfolio has been to combine seasoned premium mortgage-backed issues having coupons in the 8% to 9% range with other lower-coupon discounted issues which we consider to be undervalued. The combination of these two provides both defensive price movement characteristics in periods of modest interest rate fluctuations and yields generally 1/2 to 1% higher than Treasury bonds.

CORPORATE HOLDINGS IN THE FUND

In the investment grade corporate bond portion of the portfolio we are using fewer "Yankee" bonds (dollar-denominated issues of foreign companies) than in the other fixed income funds, and buying more domestic industrial issues. These bonds, issued by companies such as Aluminum Company of America and Ford Motor Company, have historically shown less price volatility than bonds in the finance and utility sectors of the market.

The high yield portion, currently about 18% of the fund, will generally provide a substantial income stream to enhance the total return. In the fourth quarter of 1996, however, performance was hurt by our Marvel Holdings, Inc. bonds which declined substantially in value after the company announced much lower than expected earnings, coupled with liquidity problems. We sold the bonds in early December and the company subsequently filed for bankruptcy protection. Another high yield issue, Home Holdings, also lost considerable value and hurt overall performance. The significant performance drag created by these two issues has led us to take steps to lessen the impact of any future events in the high yield sector by limiting each holding to 1% or less of the total portfolio. We will continue to concentrate on the upper-tier rating brackets of the high yield market.

OUTLOOK FOR 1997

We believe that in 1997 interest rates will continue to fluctuate, although probably not as widely as in 1996. We plan to continue the volatility-reducing strategies outlined above, possibly selling some of the longer maturity issues in the portfolio as well. If 1997 turns out to have total returns in an average range of 5% to 7%, the strong income component will contribute a greater part of the return than will price appreciation.

Greg Hamilton, Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

                          LIMITED MATURITY BOND SERIES
                                    12-31-96

                 [LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                      LIMITED MATURITY           LEHMAN BROTHERS
                        BOND SERIES            INTERMEDIATE TERM
                                              CORPORATE BOND INDEX

                         10,000.00                  10,000.00
      Jan-95              9,552.38                  10,192.00
      Feb-95              9,748.77                  10,464.13
      Mar-95              9,798.38                  10,533.19
      Apr-95              9,932.95                  10,695.40
      May-95             10,300.75                  11,103.97
      Jun-95             10,358.89                  11,193.91
      Jul-95             10,309.05                  11,180.47
      Aug-95             10,403.62                  11,319.11
      Sep-95             10,487.92                  11,424.38
      Oct-95             10,523.63                  11,559.19
      Nov-95             10,658.84                  11,752.23
      Dec-95             10,762.43                  11,901.48
      Jan-96             10,898.96                  12,012.16
      Feb-96             10,777.01                  11,819.97
      Mar-96             10,705.57                  11,734.86
      Apr-96             10,650.01                  11,667.98
      May-96             10,642.59                  11,649.31
      Jun-96             10,742.60                  11,792.59
      Jul-96             10,772.03                  11,822.08
      Aug-96             10,771.66                  11,817.35
      Sep-96             10,964.75                  12,022.97
      Oct-96             11,017.89                  12,288.68
      Nov-96             11,056.54                  12,497.58
      Dec-96             10,987.43                  12,375.11


                      $10,000 OVER THE LIFE OF THE SERIES

This chart assumes a $10,000 investment in Class A shares of Limited Maturity Bond Series on January 17, 1995 (date of inception), and reflects deduction of the 4.75% sales load. On December 31, 1996, the value of your investment in the Series' Class A shares (with dividends reinvested) would have grown to $10,987. By comparison, the same $10,000 investment would have grown to $12,375 based on the performance of the Lehman Intermediate Term Corporate Bond Index.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

The performance data illustrated above reflects past performance which is not predictive of future results.

The Lehman Brothers Intermediate Term Corporate Bond Index includes all corporate debt securities rated A or higher. Investments cannot be made directly in an index.

               LIMITED MATURITY BOND SERIES
               AVERAGE ANNUAL TOTAL RETURN
                 AS OF DECEMBER 31, 1996

       CLASS A SHARES
       One Year                           -2.74%
       Since Inception 1-17-95             4.94%

       CLASS B SHARES
       One Year                           -3.95%
       Since Inception 1-17-95             4.68%

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the total return includes deduction of the maximum contingent deferred sales charge.

MANAGERS' COMMENTARY
--------------------------------------------------------------------------------
SECURITY FUNDS

FEBRUARY 15, 1997

GLOBAL AGGRESSIVE BOND SERIES

1996 was a very rewarding year for our shareholders, particularly during the second half. While the first six months provided a total return of 2.58%, the last six months' strong performance brought the total return of the fund for the year up to 11.56%.(1) This compares favorably with the Lehman Brothers Global Bond Index return of 5.37% for the year, a 0.2% return for a ten-year U.S. Treasury note, and 10.4% average for the Lipper peer group.

INTERNATIONAL STRENGTH IN THE SECOND HALF

The second half of 1996 saw an acceleration of the trends which began earlier in the year. Yields in peripheral European countries such as Spain, Italy, and Portugal, which had fallen approximately 1% in the first half of the year, declined a further 2% in the second half. Restrictive fiscal policies by these governments brought about by their desire not to be left out of the European Monetary Union process combined with rapidly declining inflation to produce these dramatic declines in yields. While there is still room for this trend to continue, we believe the majority of this convergence of yields with "core" Europe is coming to an end.

Emerging market debt also continued its good performance. With the strongest concentration of economic growth in the world, the credit quality of many emerging market countries and companies is increasing and should continue on that path in 1997.

DOLLAR BLOC PERFORMANCE

One of the differences in the second half of 1996 versus the first half is that the dollar bloc which includes Australia, Canada, New Zealand and the United States also performed very well. Interest rates, which had increased in these countries in the first half on the back of a poor U.S. market, reversed their upward trend. While longer term rates in the U.S. managed to decline slightly, yields in the rest of the dollar bloc fell substantially, on the order of 1% to 1.5%. Recognition of the continued trend of low inflation in these countries was the main contributing factor to the decline in yields.

OUTLOOK FOR 1997

Looking ahead to 1997, we believe that the most rewarding investments will be those that seek out improving credit quality situations, both on the country and company level. In particular, the return of strong growth to Latin America should provide fertile ground for many of these opportunities. We look forward to the challenges of the new year.

Maria Fiorini Ramirez and Denis P. Jamison
Portfolio Managers

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

             [MFR LOGO]                           [LEXINGTON LOGO]

                         GLOBAL AGGRESSIVE BOND SERIES
                                    12-31-96

                 [LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                   GLOBAL AGGRESSIVE          LEHMAN BROTHERS
                      BOND SERIES            GLOBAL BOND INDEX

                       10,000.00                10,000.00
      Jun-95            9,485.71                10,069.00
      Jul-95            9,619.05                10,140.49
      Aug-95            9,609.52                 9,907.26
      Sep-95            9,851.18                10,131.16
      Oct-95            9,920.00                10,257.80
      Nov-95            9,969.16                10,367.56
      Dec-95           10,220.30                10,521.00
      Jan-96           10,401.55                10,427.36
      Feb-96           10,169.96                10,358.54
      Mar-96           10,217.42                10,338.86
      Apr-96           10,258.45                10,293.37
      May-96           10,350.78                10,318.07
      Jun-96           10,484.82                10,428.48
      Jul-96           10,684.03                10,613.06
      Aug-96           10,851.78                10,651.27
      Sep-96           10,978.22                10,731.15
      Oct-96           11,127.87                10,964.02
      Nov-96           11,384.42                11,128.48
      Dec-96           11,403.45                11,086.19


                      $10,000 OVER THE LIFE OF THE SERIES

This chart assumes a $10,000 investment in Class A shares of Global Aggressive Bond Series on June 1, 1995 (date of inception), and reflects deduction of the 4.75% sales load. On December 31, 1996, the value of your investment in the Series' Class A shares (with dividends reinvested) would have grown to $11,403. By comparison, the same $10,000 investment would have grown to $11,086 based on the performance of the Lehman Brothers Global Bond Index.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

The performance data illustrated above reflects past performance which is not predictive of future results.

The Lehman Brothers Global Bond Index includes local currency-denominated sovereign debt of 19 countries plus European Currency Units-denominated debt. Investment cannot directly be made in an index.


                 GLOBAL AGGRESSIVE BOND SERIES
                  AVERAGE ANNUAL TOTAL RETURN
                    AS OF DECEMBER 31, 1996

               CLASS A SHARES
               One Year                  6.24%
               Since Inception (6-1-95)  8.63%

               CLASS B SHARES
               One Year                  5.67%
               Since Inception (6-1-95)  8.78%

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the total return includes deduction of the maximum contingent deferred sales charge.

MANAGERS' COMMENTARY
--------------------------------------------------------------------------------
SECURITY FUNDS

FEBRUARY 15, 1997

HIGH YIELD SERIES

The High Yield Series began operations August 5, 1996 with a primary objective of seeking high current income with a secondary objective of capital appreciation. Although the Series may invest in debt issues in any rating category below investment grade, our current focus is on issues rated BB or B, in the upper tier of the noninvestment grade range. Given the length of the current economic expansion in the United States, the possibility is increasing that we may experience a slowdown in the months to come. If this happens, the higher-rated high yield issues are likely to outperform their lower-rated
counterparts   because  of  their  stronger  balance   sheets.

LARGEST INDUSTRY REPRESENTATIONS

The largest industry concentration in the portfolio is in consumer goods, both cyclical and noncyclical. Many of the issuers will be familiar to our shareholders, including cyclical ones such as sheet and towel manufacturer Westpoint-Stevens, Inc., cable providers Rogers Cablesystems Ltd. and Century Communications, and gaming company Showboat, Inc. Others may be less familiar by name, but their services are well-known: one example is K-III Communications Corporation, publishers of Weekly Reader, Seventeen magazine, and Funk & Wagnalls dictionaries, among other products.

Among the consumer noncyclical companies in the portfolio is AMF Group, Inc., provider of bowling centers and equipment. AMF is currently designing new bowling center packages for construction in emerging market countries where industry penetration is low or nonexistent. Other consumer noncyclicals include Carrols Corporation, the largest operator of Burger King franchises, and Cott Corporation, which manufactures private-label soft drinks.

OTHER SECTORS IN THE PORTFOLIO

The portfolio at this time is underweighted in basic industries, especially those whose assets are subject to commodity pricings, such as steel and paper companies. The energy sector, where exploration and production companies have excellent cash flows, is overweighted in the portfolio versus the benchmark Lehman Brothers High Yield Index, as are nonbank financial services companies.

The High Yield Series has gained a respectable 5.20% since its August inception.(1) The performance was held back somewhat by our position in Marvel Holdings, Inc. bonds, which declined substantially in value when the company announced that they were experiencing liquidity problems. The bonds were sold out of the portfolio in November, and have dropped considerably further in price since then.

THE HIGH YIELD OUTLOOK IN 1997

As discussed earlier, our portfolio is higher in quality than many in our high yield peer group. A number of the peer funds use common stock in their portfolios, as well. In a bull market like we experienced in 1995 and 1996 those portfolios may perform better, but with the likelihood of an economic slowdown in the not-too-distant future, higher-rated issues should hold their value better. We believe that the high yield bond markets are likely to have a good year in 1997 relative to other fixed income asset classes, drawing a sizeable part of their total return from their higher coupons.

Tom Swank
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

Investors should remember that while high yield bonds provide potentially higher yields than many other types of bonds, they also present greater credit risk.

MANAGERS' COMMENTARY
--------------------------------------------------------------------------------
SECURITY FUNDS

FEBRUARY 15, 1997

SECURITY TAX-EXEMPT FUND

Despite a year in which presidential candidates spoke frequently of tax cuts, the tax-exempt market actually fared better than its Treasury and corporate counterparts. Municipal bond investors may be realizing that in a time when a balanced federal budget is receiving serious consideration, the likelihood of relevant tax cuts is diminished.

MATURITY RESTRUCTURING EARLY IN 1996

At the beginning of 1996 the average duration of the bonds in the Security Tax-Exempt Fund was quite long, at about 9.5 years. This hurt performance in January and February as interest rates rose rapidly. We shortened the portfolio's average maturity and duration over that time, and for the balance of the year, it performed well in line with the benchmark index.

In order to lower the volatility of the portfolio, we have reduced the number of issues that are subject to call risk. Callable bonds are ones which the issuers can buy back when interest rates decline, replacing them with lower-coupon bonds and lowering their interest expense. These issues can fluctuate widely in price as general market levels move above or below the call price, alternately reducing or increasing the likelihood that they will be called. Because of this risk, callable bonds can often be purchased at a higher yield than noncallable issues.

CREDIT RATINGS IN THE PORTFOLIO

To replace this higher yield, we have opted to take a slightly greater credit risk, purchasing some issues rated in the low-A to high BBB range. Some of these include bonds issued by colleges and universities, such as dormitory revenue bonds. We plan to buy smaller block sizes when we purchase these lower-rated issues, to minimize the impact should any issue experience credit problems. We plan to keep the average credit rating of the portfolio slightly higher than that of our peer funds. We believe that as Congress moves to balance the federal budget, many costs will be pushed down to the state and local government levels, straining those municipalities' budgets. A higher average credit rating will afford some degree of protection against unforseen problems.

CONGRESS AND TAX CUTS

As mentioned earlier, the likelihood of significant tax cuts for individuals in 1997 has been reduced by the perception that Congress is intent on presenting a proposal that will balance the budget in the next five years. It will be easier in a nonelection year to take politically unpopular steps such as cutting entitlement programs without granting an offsetting--and electorate-pleasing--favor such as reduced taxes. A climate in which tax rate uncertainty is diminished is one which is favorable for performance of tax-exempt bonds.

Greg Hamilton
Portfolio Manager


                                TAX-EXEMPT FUND
                                    12-31-96

                 [LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                                                  LEHMAN BROTHERS
                        TAX-EXEMPT FUND         MUNICIPAL BOND INDEX

                           10,000.00                 10,000.00
      Mar-87                9,784.70                 10,241.75
      Jun-87                9,321.86                  9,963.54
      Sep-87                9,211.03                  9,716.06
      Dec-87                9,400.74                 10,150.62
      Mar-88                9,679.13                 10,499.11
      Jun-88                9,910.13                 10,702.23
      Sep-88               10,104.58                 10,975.54
      Dec-88               10,364.69                 11,179.96
      Mar-89               10,184.40                 11,254.22
      Jun-89               10,568.45                 11,920.52
      Sep-89               10,562.68                 11,928.33
      Dec-89               10,821.70                 12,387.11
      Mar-90               10,834.43                 12,442.35
      Jun-90               11,076.16                 12,733.13
      Sep-90               11,097.60                 12,740.60
      Dec-90               11,491.95                 13,290.13
      Mar-91               11,733.40                 13,589.47
      Jun-91               11,941.86                 13,880.24
      Sep-91               12,393.61                 14,420.09
      Dec-91               12,840.77                 14,904.31
      Mar-92               12,845.06                 14,949.05
      Jun-92               13,284.31                 15,516.43
      Sep-92               13,567.12                 15,929.78
      Dec-92               13,776.37                 16,219.78
      Mar-93               14,187.82                 16,821.68
      Jun-93               14,729.87                 17,372.08
      Sep-93               15,257.64                 17,958.90
      Dec-93               15,475.16                 18,210.99
      Mar-94               14,359.07                 17,211.33
      Jun-94               14,465.14                 17,401.84
      Sep-94               14,449.36                 17,520.91
      Dec-94               14,193.57                 17,269.30
      Mar-95               15,150.39                 18,490.34
      Jun-95               15,301.79                 18,936.88
      Sep-95               15,642.34                 19,481.53
      Dec-95               16,390.67                 20,284.98
      Mar-96               15,978.97                 20,040.31
      Jun-96               16,050.42                 20,193.95
      Sep-96               16,396.42                 20,656.82
      Dec-96               16,802.00                 21,183.19


                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Tax-Exempt Fund on December 31, 1986, and reflects deduction of the 4.75% sales load. On December 31, 1996, the value of your investment in the Fund's Class A shares (with dividends reinvested) would have grown to $16,802. By comparison, the same $10,000 investment would have grown to $21,183 based on the performance of the Lehman Brothers Municipal Bond Index.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

The performance data illustrated above reflects past performance which is not predictive of future results.

The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market. Returns and attributes are calculated semi-monthly using approximately 15,000 municipal bonds. Investments cannot be made directly in an index.


                                TAX-EXEMPT FUND
                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1996

           CLASS A SHARES                         CLASS B SHARES
        1 Year         -2.40%               1 Year             -3.76%
        5 Years         4.50%               Since Inception     0.27%
        10 Years        5.33%               (10-19-93)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the total return includes deduction of the maximum contingent deferred sales charge.

MANAGERS' COMMENTARY
--------------------------------------------------------------------------------
SECURITY FUNDS

FEBRUARY 15, 1997

SECURITY CASH FUND

Money market funds in 1996 became attractive alternatives for fixed-income investors, outperforming many sectors of the bond market. Security Cash Fund returned 4.63% over the year, approximating its Lipper peer group average of 4.80%.

AVERAGE MATURITY TARGET RANGE

One of our objectives throughout the year was to keep the average maturity of the portfolio holdings within ten days of that published weekly in the IBC/Donoghue Money Fund Report. We avoid the practice of skewing the average maturity strongly, either shorter or longer than the benchmark average, in order to try to outguess the Federal Reserve Bank and their interest rate movements. We believe that a more conservative approach is appropriate in our money market funds.

SECTOR REPRESENTATION IN THE PORTFOLIO

We have been adding blocks of Small Business Administration mortgage pools with interest rates which reset monthly or quarterly based on the prime rate. These AAA-rated issues provide better yields than commercial paper, and they are U.S. Government securities, so there is no additional credit risk in buying them. The greatest risk with these instruments is that the mortgages will be prepaid at a faster-than-anticipated rate. For this reason we choose to only buy issues priced at par, so that no premium will be lost in the event of escalated prepayments. Our SBA holdings now make up about 13% of the portfolio.

We have also increased our holdings of government agency issues such as Federal Farm Credit Banks, Federal Home Loan Banks and Federal National Mortgage Association securities. These issues, with maturities of one year or less, provide diversification from the larger position in commercial paper in the portfolio. The IBC/Donoghue average portfolio position in commercial paper is about 60%; we have reduced ours from almost 80% to the current 60% in order to be more in line with that average.

LOOKING AHEAD TO 1997

In 1996 we established an overnight funds account with the Federal Home Loan Bank in order to maximize our earnings on cash balances. We continue to study various investment alternatives for the portfolio assets in order to provide competitive interest rates in the fund.

We expect interest rates on short term fixed income investments to stay within a narrow band in 1997. When inflation has been modest, as it has for the last two years, hints of escalating economic growth cause greater fluctuations in the longer maturities of the bond markets than in the short ones. We continue to strive to provide a high quality portfolio with a competitive yield for our shareholders.


Barbara Davison
Fixed Income Team

The Security Cash Fund is neither insured nor guaranteed by the U.S. Government and there is no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
DECEMBER 31, 1996

                              SECURITY INCOME FUND
                             CORPORATE BOND SERIES

PRINCIPAL                                                               MARKET
 AMOUNT     CORPORATE BONDS                                             VALUE
--------------------------------------------------------------------------------

            AIR TRANSPORTATION - 4.6%
$2,000,000  Southwest Airlines Company, 7.875% - 2007 ..........    $2,117,500
 1,200,000  United Airlines, 11.21% - 2014 .....................     1,557,000
                                                                    ----------
                                                                     3,674,500

            BANKS - 14.1%
            ABN AMRO Bank NV,
 1,000,000    7.55% - 2006 .....................................     1,036,250
 1,500,000    7.30% - 2026 .....................................     1,428,750
 1,250,000  Abbey National PLC, 6.69% - 2005 ...................     1,226,563
 1,000,000  BCH Cayman Islands, Ltd., 7.70% - 2006 .............     1,032,500
 1,500,000  Bank of New York, Inc., 6.50% - 2003 ...............     1,473,750
 2,000,000  Bankers Trust of New York Corporation, 7.125% - 2006     1,997,500
 1,000,000  Maylayan Banking Berhad New York, 7.125% - 2005 ....       993,750
 2,150,000  Santander Financial Issuances, Ltd., 7.00% - 2006 ..     2,136,563
                                                                    ----------
                                                                    11,325,626

            BROKERS, DEALERS & SERVICES - 6.6%
 4,000,000  Bear Stearns Companies, Inc., 5.75% - 2001 .........     3,860,000
 1,450,000  Lehman Brothers, Inc., 7.25% - 2003 ................     1,457,250
                                                                    ----------
                                                                     5,317,250

            CABLE SYSTEMS - 4.5%
 1,750,000  Rogers Cablesystems, Ltd., 9.625% - 2002 ...........     1,833,125
 2,000,000  TCI, 7.875% - 2013 .................................     1,825,000
                                                                    ----------
                                                                     3,658,125

            CONSUMER GOODS & SERVICES - 2.6%
 1,000,000  Semi-Tech Corporation, 0% - 2003(4) ................       657,500
 1,500,000  Nike, Inc.,  6.375% - 2003 .........................     1,471,875
                                                                    ----------
                                                                     2,129,375

            ELECTRONICS - 1.9%
 1,500,000  Pioneer Standards Electronics, Inc., 8.50% - 2006 ..     1,526,250

            ENTERTAINMENT - 5.4%
 1,650,000  Harrah's Operating Company, Inc., 8.75% - 2000 .....     1,685,063
   750,000  Showboat, Inc., 13.50% - 2003 ......................       826,875
 1,800,000  Station Casinos, Inc., 10.125% - 2006 ..............     1,804,500
                                                                    ----------
                                                                     4,316,438

            FINANCE - 1.2%
$1,000,000  Countrywide Capital, 8.00% - 2026 ..................      $987,500

            FOOD & BEVERAGES - 4.2%
 1,250,000  Chiquita Brands International, Inc., 10.25% - 2006 .     1,331,250
 1,000,000  Coca-Cola Enterprises Inc., 6.70% - 2036(5) ........     1,010,000
 1,000,000  Panamerican Beverages, Inc., 8.125% - 2003 .........     1,025,000
                                                                    ----------
                                                                     3,366,250

            FUNERAL HOMES - 2.2%
 1,750,000  Loewen Group International, Inc., 8.25% - 2003 .....     1,771,875

            INSURANCE - 4.0%
 1,250,000  American RE Corporation, 7.45% - 2026 ..............     1,248,438
 2,200,000  Home Holdings, Inc., 7.75% - 1998 ..................       968,000
 1,050,000  Travelers Capital Trust, 7.75% - 2036 ..............     1,018,500
                                                                    ----------
                                                                     3,234,938

            MEDIA - 3.8%
 1,750,000  Time Warner, Inc., 9.125% - 2013 ...................     1,883,438
 1,250,000  Viacom, Inc., 8.00% - 2006 .........................     1,215,625
                                                                    ----------
                                                                     3,099,063

            MISCELLANEOUS - 7.5%
 3,575,527  Bear Stearns Mortgage Securities, Inc.,
              7.75% - 2024 CMO .................................     3,460,719
 1,322,553  GE Capital Mortgage Services, Inc., 8.30% - 2023 CMO     1,345,113
 1,250,000  Securitized Asset Sales, Inc., 7.50% - 2025 CMO ....     1,250,110
                                                                    ----------
                                                                     6,055,942

            MOTOR VEHICLES - 5.0%
 2,000,000  Chrysler-Auburn Hills Trust, 12.00% - 2020 .........     3,017,500
 1,000,000  Ford Motor Company, 7.25% - 2008 ...................     1,010,000
                                                                    ----------
                                                                     4,027,500

            NATURAL GAS COMPANIES - 1.2%
 1,000,000  El Paso Natural Gas Company, 6.75% - 2003 ..........       992,500

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
DECEMBER 31, 1996

                              SECURITY INCOME FUND
                        CORPORATE BOND SERIES (CONTINUED)

PRINCIPAL                                                               MARKET
 AMOUNT     CORPORATE BONDS (CONTINUED)                                 VALUE
--------------------------------------------------------------------------------

            OIL & GAS COMPANIES - 2.6%
$1,000,000  Seagull Energy Corporation, 8.625% - 2005 ..........    $1,037,500
 1,000,000  Union Pacific Resources, 7.50% - 2026 ..............     1,017,500
                                                                    ----------
                                                                     2,055,000

            PAPER & LUMBER PRODUCTS - 1.7%
 1,250,000  Domtar, Inc., 9.50% - 2016 .........................     1,371,875

            PUBLISHING & PRINTING - 2.6%
   375,000  Golden Books Publishing, Inc., 7.65% - 2002 ........       338,438
 1,700,000  Valassis Inserts, Inc., 9.375% - 1999 ..............     1,751,000
                                                                    ----------
                                                                     2,089,438

            REAL ESTATE - 1.9%
   820,000  Chelsea GCA Realty, Inc., 7.75% - 2001 .............       837,425
   750,000  Simon DeBartolo Group, Ltd., 6.875% - 2006 .........       729,375
                                                                    ----------
                                                                     1,566,800

            WASTE MANAGEMENT - 1.3%
 1,000,000  Waste Management, 7.10% - 2026(5) ..................     1,030,000

            STEEL & METAL PRODUCTS - 1.0%
   750,000  AK Steel Corporation, 10.75% - 2004 ................       817,500

            TELECOMMUNICATION EQUIPMENT - 3.9%
 3,000,000  Comsat Corporation, 8.125% - 2004 ..................     3,168,750
                                                                    ----------

            Total corporate bonds--Corporate
              Bond Series - 83.8% ..............................    67,582,495

            GOVERNMENT & GOVERNMENT AGENCY SECURITIES
            -----------------------------------------
            U.S. Government Agencies - 8.8%
            Federal Home Loan Mortgage Corporation,
 1,500,000    7.974% - 2005 ....................................     1,508,940
   751,931    8.80% - 2020 CMO .................................       768,652
   750,000    9.00% - 2020 CMO .................................       763,009
   750,000    6.50% - 2021 CMO .................................       683,749
   929,897    7.00% - 2021 CMO .................................       854,822
            Federal National Mortgage Association,
 1,500,000    0% - 2004(4) .....................................     1,472,085
   989,433    9.30% - 2019 CMO .................................     1,011,628
                                                                    ----------
                                                                     7,062,885

PRINCIPAL
AMOUNT OR
NUMBER OF   GOVERNMENT & GOVERNMENT                                     MARKET
 SHARES     AGENCY SECURITIES                                           VALUE
--------------------------------------------------------------------------------

            U.S. TREASURY NOTES - 1.2%
$1,000,000    5.625% - 1998 ....................................      $995,390
                                                                    ----------
            Total government & government agency securities -
              Corporate Bond Series - 10.0% ....................     8,058,275

            PREFERRED STOCK
            ------------------------------------------

            ELECTRIC COMPANIES - 0.1%
     3,100  Georgia Power Capital Trust, $1.9375 ...............        77,500
                                                                    ----------

            Total preferred stock--Corporate Bond Series - 0.1%.        77,500
                                                                    ----------
            Total investments - Corporate Bond Series - 93.9% ..    75,718,270

            Cash and other assets, less liabilities - 6.1% .....     4,945,375
                                                                    ----------
            Total net assets - Corporate Bond Series - 100.0% ..   $80,663,645
                                                                    ==========

                              SECURITY INCOME FUND
                             U.S. GOVERNMENT SERIES

            U.S. GOVERNMENT & GOVERNMENT AGENCY SECURITIES
            ----------------------------------------------------

            FEDERAL HOME LOAN MORTGAGE CORPORATION - 8.2%
  $700,000    7.125% - 2001 ....................................      $710,731

            FEDERAL NATIONAL MORTGAGE ASSOCIATION - 32.3%
  $600,000    7.40% - 2004 .....................................       630,168
  $500,000    6.69% - 2011 .....................................       477,420
$1,000,000    8.10% - 2019 .....................................     1,121,370
  $500,000    8.28% - 2025 .....................................       578,175
                                                                    ----------
                                                                     2,807,133

            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 34.9%
  $680,151    8.50% - 2024 .....................................       707,105
  $694,219    7.75% - 2025 .....................................       701,371
  $819,474    8.00% - 2026 .....................................       832,013
  $264,386    8.25% - 2026 .....................................       271,822
  $522,929    7.50% - 2034 .....................................       520,494
                                                                    ----------
                                                                     3,032,805

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
DECEMBER 31, 1996

                              SECURITY INCOME FUND
                       U.S. GOVERNMENT SERIES (CONTINUED)

PRINCIPAL   U.S. GOVERNMENT & GOVERNMENT                                MARKET
 AMOUNT     AGENCY SECURITIES (CONTINUED)                               VALUE
--------------------------------------------------------------------------------

            U.S. TREASURY NOTES - 15.0%
  $810,000    7.25% - 1998 .....................................      $823,090
   460,000    8.00% - 1999 .....................................       481,717
                                                                    ----------
                                                                     1,304,807

            U.S. TREASURY BONDS - 7.7%
   600,000    8.75% - 2008 .....................................       674,448
                                                                    ----------
            Total investments - U.S. Government Series - 98.1% .     8,529,924
            Cash and other assets, less liabilities - 1.9% .....       167,475
                                                                    ----------
            Total net assets - U.S. Government Series - 100.0% .    $8,697,399
                                                                    ==========

                              SECURITY INCOME FUND
                          LIMITED MATURITY BOND SERIES

            CORPORATE BONDS
            ------------------------------------------
            ALUMINUM - 2.7%
  $148,000  Alcan Aluminum, Ltd., 9.20% - 2001 .................      $152,810

            AUTOMOBILE REPAIR - 2.8%
   150,000  Speedy Muffler King, Inc., 10.875% - 2006 ..........       160,500

            BANKS - 2.1%
   110,000  First Union Corporation, 8.125% - 2002 .............       117,563

            CABLE - 5.0%
   125,000  Paging Network, 10.00% - 2008 ......................       126,406
   150,000  Rogers Cablesystems, Ltd., 9.625% - 2002 ...........       157,125
                                                                    ----------
                                                                       283,531

            CONSUMER GOODS - 2.2%
   125,000  Cole National Group, Inc., 9.875% - 2006 ...........       128,750

            ELECTRIC COMPANIES - 2.6%
   150,000  Consolidated Edison Company of New York,
              6.625% - 2002 ....................................       150,000

            ELECTRIC & GAS COMPANIES - 2.8%
   150,000  Public Service Electric & Gas Company, 8.75% - 1999.       157,875

            ELECTRONICS - 3.6%
   200,000  Pioneer Standard Electronics, Inc., 8.50% - 2006 ...       203,500

            FINANCE - 10.9%
  $150,000  Ford Motor Credit Company, 8.375% - 2000 ...........      $157,688
   150,000  Household Finance Corporation, 8.00% - 2004 ........       159,750
   150,000  International Lease Finance Corporation,
              8.25% - 2000 .....................................       157,125
   150,000  MCN Investment Corporation, 6.32% - 2003 ...........       147,000
                                                                    ----------
                                                                       621,563

            FOOD & BEVERAGE TRADE - 1.8%
   100,000  FEMSA Fomento Economico Mexicano SA, 9.50% - 1997 ..       101,375

            INSURANCE - 3.3%
   100,000  Home Holdings, Inc., 7.75% - 1998 ..................        44,000
   150,000  Travelers Capital Trust, 7.75% - 2036 ..............       145,500
                                                                    ----------
                                                                       189,500

            MISCELLANEOUS - 4.0%
   122,860  GE Capital Mortgage Services, Inc., 8.30% - 2023 CMO       124,956
   100,000  Sears Mortgage Securities Corporation,
              8.50% - 2022 CMO .................................       102,959
                                                                    ----------
                                                                       227,915

            NATURAL GAS COMPANIES - 6.3%
   200,000  El Paso Natural Gas Company, 6.75% - 2003 ..........       198,500
   150,000  Vastar Resources, Inc., 8.75% - 2005 ...............       162,938
                                                                    ----------
                                                                       361,438

            OIL & GAS COMPANIES - 2.7%
   150,000  Seagull Energy Corporation, 8.625% - 2005 ..........       155,625

            PUBLISHING & PRINTING - 1.8%
   100,000  Valassis Inserts, Inc., 9.375% - 1999 ..............       103,000

            RETAIL TRADE - 2.7%
   150,000  Wal-Mart Stores, Inc., 7.50% - 2004 ................       156,563

            SANITARY SERVICES - 2.8%
   150,000  WMX Technologies, Inc., 8.25% - 1999 ...............       157,313

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
DECEMBER 31, 1996

                              SECURITY INCOME FUND
                    LIMITED MATURITY BOND SERIES (CONTINUED)

PRINCIPAL                                                               MARKET
 AMOUNT     CORPORATE BONDS (CONTINUED)                                 VALUE
--------------------------------------------------------------------------------

            TOBACCO PRODUCTS - 2.8%
  $150,000  Dimon, Inc., 8.875% - 2006 .........................      $156,938
                                                                    ----------
            Total corporate bonds - Limited Maturity
              Bond Series - 62.9% ..............................     3,585,759

            GOVERNMENT & GOVERNMENT AGENCY SECURITIES
            ------------------------------------------

            CANADIAN GOVERNMENT AGENCIES - 2.9%
   150,000  Province of Quebec, 8.625% - 2005 ..................       164,813

            U.S. GOVERNMENT AGENCIES - 24.0%
            Federal Home Loan Mortgage Corporation,
   200,000    8.00% - 2020 CMO .................................       203,089
    44,000    8.50% - 2020 CMO .................................        45,408
   186,000    8.00% - 2024 .....................................       189,348

            Federal National Mortgage Association,
   200,000    0% - 2004(4) .....................................       196,278
   150,000    8.50% - 2005 .....................................       157,602
   126,040    5.70% - 2008 CMO .................................       120,672
   118,000    7.50% - 2019 CMO .................................       118,563
   100,000    7.00% - 2020 CMO .................................        98,389
   100,000    6.75% - 2021 CMO .................................        98,703
   160,487    6.50% - 2023 CMO .................................       138,012
                                                                    ----------
                                                                     1,366,064
                                                                    ----------

            Total government & government agency securities -
              Limited Maturity Bond Series - 26.9% .............     1,530,877
                                                                    ----------

            Total investments - Limited Maturity
              Bond Series - 89.8% ..............................     5,116,636

            Cash and other assets, less liabilities - 10.2% ....       582,273
                                                                    ----------

            Total net assets - Limited Maturity
              Bond Series - 100.0% .............................    $5,698,909
                                                                    ==========

                              SECURITY INCOME FUND
                         GLOBAL AGGRESSIVE BOND SERIES

PRINCIPAL                                                               MARKET
 AMOUNT     GOVERNMENT OBLIGATIONS                                      VALUE
--------------------------------------------------------------------------------

            ARGENTINA - 4.5%
  $225,000  Republic of Argentina, 9.25% - 2001 ................      $229,219

            AUSTRALIA - 8.6%
   250,000  Commonwealth of Australia, 9.00% - 2004(3) .........       218,275
   290,000  New South Wales Treasury Corporation,
              6.50% - 2006(3) ..................................       213,347
                                                                    ----------
                                                                       431,622

            BRAZIL - 4.0%
  $275,342  Government of Brazil C, 4.50% - 2014 ...............       203,496

            COSTA RICA - 4.7%
  $300,000  Banco Costa Rica, 6.25% - 2010 .....................       238,500

            DOMINICAN REPUBLIC - 3.8%
  $250,000  Central Bank of Dominican Republic, 6.375% - 2024 ..       190,625

            GREECE - 4.1%
50,000,000  Hellenic Republic, 14.00% - 2003(3) ................       205,525

            HUNGARY - 3.8%
30,000,000  Government of Hungary, 21.00% - 1999(3) ............       189,372

            JORDAN - 2.9%
  $250,000  Kingdom of Jordan, 4.00% - 2023 ....................       148,125

            NEW ZEALAND - 4.1%
   300,000  New Zealand Government, 6.50% - 2000(3) ............       208,929

            POLAND - 7.3%
 1,120,000  Government of Poland, 16.00% - 1998(3) .............       369,024

            PORTUGAL - 8.8%
            Obrig Do Tes Medio Prazo,
20,000,000    11.875% - 2000(3) ................................       149,895
35,000,000    11.875% - 2005(3) ................................       295,546
                                                                    ----------
                                                                       445,441

            SOUTH AFRICA - 3.5%
 1,000,000  Republic of South Africa, 12.00% - 2005(3) .........       174,846

            SPAIN - 3.7%
20,000,000  Bonos Y Oblig Del Estado, 10.15% - 2006(3) .........       187,661
                                                                    ----------

            Total government obligations - Global Aggresive
              Bond Series - 63.8% ..............................     3,222,385

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
DECEMBER 31, 1996

                              SECURITY INCOME FUND
                    GLOBAL AGGRESSIVE BOND SERIES (CONTINUED)

PRINCIPAL                                                               MARKET
 AMOUNT     CORPORATE BONDS                                             VALUE
--------------------------------------------------------------------------------

            CANADA - 9.8%
  $237,000  CHC Helicopter, 11.50% - 2002 ......................      $242,925
   100,000  Roger's Communication, Inc., 10.50% - 2006(3) ......        76,161
   200,000  Stelco, Inc., 10.40% - 2009(3) .....................       172,465
                                                                    ----------
                                                                       491,551

            CZECH REPUBLIC - 4.4%
 2,500,000  CEZ, A.S., 11.30% - 2005(3) ........................        92,809
 3,500,000  Skofin, S.R.O., A.S., 11.625% - 1998(3) ............       129,187
                                                                    ----------
                                                                       221,996

            DENMARK - 6.3%
 1,000,000  Nykredit, 7.00% - 2026(3) ..........................       159,606
 1,000,000  Realkredit Danmark, 7.00% - 2026(3) ................       158,894
                                                                    ----------
                                                                       318,500

            THAILAND - 4.3%
 5,200,000  Italian-Thai Development Company, 12.50% - 2005(3) .       218,374
                                                                    ----------
            Total corporate bonds - Global Aggressive
              Bond Series - 24.8% ..............................     1,250,421

            SHORT-TERM INVESTMENTS
            ------------------------------------------

            INDONESIA - 6.1%

500,000,000 Asia Pulp & Paper, 0% - 4-29-97(3) .................       201,594
250,000,000 Chase Manhattan Bank Time Deposit,
              14.00% - 1-16-97(3) ..............................       105,820
                                                                    ----------
                                                                       307,414
                                                                    ----------

            Total short term investments - Global
              Aggressive Bond Series - 6.1% ....................       307,414
                                                                    ----------
            Total investments - Global Aggressive
              Bond Series - 94.7% ..............................     4,780,220

            WRITTEN OPTIONS - (0.1%)
  $275,342  Call Option on Government of Brazil
              C Bond, strike price 72.75 USD, 1-97
              (premium $3,050) .................................        (5,979)

            Cash and other assets, less liabilities - 5.4% .....       273,007
                                                                    ----------
            Total net assets - Global Aggressive
              Bond Series - 100.0% .............................    $5,047,248
                                                                    ==========

                              SECURITY INCOME FUND
                             HIGH YIELD BOND SERIES

PRINCIPAL                                                               MARKET
 AMOUNT     CORPORATE BONDS                                             VALUE
--------------------------------------------------------------------------------

            APPAREL - 3.0%
  $150,000  Tultex Corporation, 10.625% - 2005 .................      $163,312

            AUTOMOBILES - 3.2%
   170,000  Exide Corporation, 10.00% - 2005 ...................       177,225

            BANKS & CREDIT - 1.9%
   100,000  B.F. Saul Reit, 11.625% - 2002 .....................       107,500

            BEVERAGES - 3.7%
   100,000  Cott Corporation, 9.375% - 2005 ....................       103,000
   100,000  Delta Beverage Group, 9.75% - 2003 .................       102,250
                                                                    ----------
                                                                       205,250

            BROADCAST MEDIA - 4.4%
   135,000  Allbritton Communications Company, 11.50% - 2004 ...       143,100
   100,000  Heritage Media Corporation, 8.75% - 2006 ...........        96,500
                                                                    ----------
                                                                       239,600

            CHEMICALS - 3.3%
   170,000  Envirodyne Industries, Inc., 12.00% - 2000 .........       180,837

            CABLE SYSTEMS - 9.5%
   100,000  Cablevision Systems Corporation, 10.75% - 2004 .....       104,000
   100,000  Century Communications, 9.50% - 2005 ...............       102,500
   135,000  Comcast Corporation, 9.125% - 2006 .................       138,037
   170,000  Rogers Cablesystems, Ltd., 9.625% - 2002 ...........       178,075
                                                                    ----------
                                                                       522,612

            CONSUMER GOODS - 1.2%
   100,000  Semi-Tech Corporation, 0% - 2003(4) ................        65,750

            ELECTRIC UTILITIES - 5.5%
   135,000  AES Corporation, 10.25% - 2006 .....................       145,800
   150,000  Cal Energy Company Inc., 9.50% - 2006 ..............       154,500
                                                                    ----------
                                                                       300,300

            ENTERTAINMENT - 5.0%
   180,000  Showboat, Inc., 9.25% - 2008 .......................       177,075
   100,000  Station Casinos, Inc., 10.125% - 2006 ..............       100,250
                                                                    ----------
                                                                       277,325

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
DECEMBER 31, 1996

                              SECURITY INCOME FUND
                       HIGH YIELD BOND SERIES (CONTINUED)

PRINCIPAL                                                               MARKET
 AMOUNT     CORPORATE BONDS (CONTINUED)                                 VALUE
--------------------------------------------------------------------------------

            FINANCIAL SERVICES - 1.9%
  $100,000  Dollar Financial Group, 10.875% - 2006 .............      $103,000

            FOOD PROCESSING - 2.6%
   135,000  TLC Beatrice International Holdings, 11.50% - 2005 .       143,100

            HEALTH CARE SERVICES - 1.8%
   100,000  Regency Health Services, 9.875% - 2002 .............       101,250

            MANUFACTURING - 3.8%
   100,000  Sequa Corporation, 9.375% - 2003 ...................       101,000
   100,000  Shop Vac Corporation, 10.625% - 2003 ...............       105,250
                                                                    ----------
                                                                       206,250

            MEDICAL - 1.9%
   100,000  Maxxim Medical, 10.50% - 2006 ......................       104,500

            MISCELLANEOUS - 1.8%
   100,000  Jordan Industries, 10.375% - 2003 ..................        98,750

            OIL & GAS COMPANIES - 5.3%
   135,000  Maxus Energy, 9.50% - 2003 .........................       136,688
   150,000  Seagull Energy Corporation, 8.625% - 2005 ..........       155,625
                                                                    ----------
                                                                       292,313

            PACKAGING & CONTAINERS - 1.9%
   100,000  Plastic Containers, Inc., 10.00% - 2006 ............       103,250

            PETROLEUM - 1.9%
   100,000  Crown Central Petroleum, 10.875% - 2005 ............       102,125

            PUBLISHING & PRINTING - 6.2%
   170,000  Golden Books Publishing, Inc., 7.65% - 2002 ........       153,425
   180,000  KIII Communications Corporation, 10.625% - 2002 ....       189,000
                                                                    ----------
                                                                       342,425

            RECREATION - 1.9%
   100,000  AMF Group, Inc., 10.875% - 2006 ....................       105,500

            RESTAURANTS - 2.6%
   135,000  Carrols Corporation, 11.50% - 2003 .................       143,438

            STEEL & METAL PRODUCTS- 0.9%
    50,000  AK Steel Corporation, 9.125% - 2006 ................        51,375

            TEXTILES - 4.4%
  $100,000  Pillowtex Corporation, 10.00% - 2006 ...............      $104,000
  $135,000  Westpoint Stevens, Inc., 9.375% - 2005 .............       138,713
                                                                    ----------
                                                                       242,713

            TOBACCO PRODUCTS - 2.6%
  $135,000  Dimon, Inc., 8.875% - 2006 .........................       141,244

            TRANSPORTATION - 6.0%
  $135,000  Teekay Shipping Corporation, 8.32% - 2003 ..........       135,000
  $175,000  Atlas Air, Inc., 12.25% - 2002 .....................       194,031
                                                                    ----------
                                                                       329,031
                                                                    ----------

            Total corporate bonds- High Yield
              Bond Series - 88.2% ..............................     4,849,975

            PREFERRED STOCK
            ------------------------------------------

            BANKING & CREDIT - 3.6%
     1,750  First Nationwide Bank ..............................       200,375
                                                                    ----------

            Total preferred stock - High Yield
              Bond Series 3.6% .................................       200,375
                                                                    ----------
            Total investments - High Yield Bond Series - 91.8% .     5,050,350
            Cash and other assets, less liabilities - 8.2% .....       448,756
                                                                    ----------
            Total net assets - High Yield Bond Series - 100.0% .    $5,499,106
                                                                    ==========

                            SECURITY TAX-EXEMPT FUND

            MUNICIPAL BONDS
            ------------------------------------------

            CIVIC CENTER DEVELOPMENT REVENUE - 1.0%
  $250,000  District of Columbia Redevelopment Washington D.C.
              Sports Arena, 5.40% - 2000 .......................      $251,250

            EDUCATION REVENUE - 22.7%
$1,000,000  Illinois Chicago School, Series A, 4.90% - 2005 ....       993,750
  $480,000  Iowa Higher Education St. Ambrose, 5.75% - 2011 ....       463,200
$1,000,000  Island County Washington School District
              South Whidbey, 6.75% - 2007 ......................     1,148,750

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
DECEMBER 31, 1996

                      SECURITY TAX-EXEMPT FUND (CONTINUED)

PRINCIPAL                                                               MARKET
 AMOUNT     MUNICIPAL BONDS (CONTINUED)                                 VALUE
--------------------------------------------------------------------------------

            EDUCATION REVENUE, CONTINUED

$1,000,000  Federal Way, Washington School District,
              4.80% - 2007 .....................................      $967,500

   500,000  Mukwanago, Wisconsin School District, 5.00% - 2004 .       506,250

 1,000,000  North Brunswick Township, New Jersey Board
              of Education, 6.30% - 2013 .......................     1,066,250

   500,000  Northfield, Minnesota School District #659,
              4.80% - 2007 .....................................       490,000
                                                                    ----------
                                                                     5,635,700

            ELECTRIC UTILITY REVENUE - 17.5%
 1,000,000  Georgia Municipal Electric Authority, 5.25% - 2025 .       941,250
 1,200,000  Massachusetts Municipal Wholesale Electric Company
              Power Supply System, Series B, 6.625% - 2004 .....     1,299,000
 1,000,000  Nebraska Public Power District Revenue,
              Series A, 6.25% - 2022 ...........................     1,032,500
 1,000,000  Washington Public Power Supply System Revenue
              Nuclear Project #2, 6.30% - 2012 .................     1,068,750
                                                                    ----------
                                                                     4,341,500

            GENERAL OBLIGATION - 16.7%
 1,000,000  Clark County, Nevada School District, Series A,
              5.50% - 2016 .....................................       986,250
 1,000,000  Dade County Florida, 5.75% - 2001 ..................     1,050,000
 1,000,000  State of Illinois, 6.10% - 2003 ....................     1,073,750
 1,000,000  Tulsa, Oklahoma, 5.125% - 2000 .....................     1,021,250
                                                                    ----------
                                                                     4,131,250

            HIGHWAY REVENUE - 5.9%
 1,400,000  Harris County, Texas, Series A, Toll Road & Tax,
              6.125% - 2020 ....................................     1,475,250

            POLLUTION CONTROL - 4.1%
 1,000,000  Kansas City, Kansas General Motors Corporation
              Project, 5.45% - 2006 ............................     1,012,500

            PORTS & HARBORS - 2.1%
   500,000  Kansas City, Missouri Port Authority
              Riverfront Park, 5.75% - 2005 ....................       513,125

            SALES TAX REVENUE - 5.2%
 1,300,000  Los Angeles, California, 5.625% - 2018 .............     1,293,500

            SEWER REVENUE - 17.1%
$1,000,000  DuPage County, Illinois Stormwater
              Project Refunding, 5.60% - 2021 ..................    $1,017,500
 1,000,000  Houston, Texas Water & Sewer System
              Revenue Series A, 6.20% - 2020 ...................     1,046,250
 1,000,000  King County Washington Sewer
              Revenue Series A, 6.25% - 2034 ...................     1,050,000
 1,100,000  Los Angeles, CA Wastewater System
              Revenue, 6.00% - 2014 ............................     1,139,875
                                                                    ----------
                                                                     4,253,625

            VARIOUS PURPOSE REVENUE - 4.0%
 1,000,000  Denver Metropolitan Major League Baseball Stadium
              Project, 4.00% - 1999 ............................       988,750
                                                                    ----------

            Total investments - Tax-Exempt Fund - 96.3% ........    23,896,450

            Cash and other assets, less liabilities - 3.7% .....       918,053
                                                                    ----------
            Total net assets - Tax-Exempt Fund - 100.0% ........   $24,814,503
                                                                    ==========

                               SECURITY CASH FUND

            COMMERCIAL PAPER
            ------------------------------------------
            BROKERAGE - 2.8%
$1,277,000  Merrill Lynch & Company, Inc.,
              5.34%, 1-15-97 ...................................       $99,792
              5.33%, 1-22-97 ...................................       722,746
              5.35%, 2-4-97 ....................................        99,494
              5.35%, 2-6-97 ....................................       350,117
                                                                    ----------
                                                                     1,272,149

            COMBINATION GAS & ELECTRIC - 4.7%
   440,000  Baltimore Gas & Electric Company, 5.35%, 1-17-97 ...       438,954
   700,000  Central Illinois Light Company, 5.85%, 1-13-97 .....       698,635
 1,000,000  Madison Gas & Electric Company, 5.40%, 1-15-97 .....       997,900
                                                                    ----------
                                                                     2,135,489

            COMPUTER SYSTEMS - 4.0%
 1,800,000  International Business Machines Corporation,
              5.39%, 1-8-97 ....................................       998,952
              5.31%, 2-24-97 ...................................       793,628
                                                                    ----------
                                                                     1,792,580

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
DECEMBER 31, 1996

                         SECURITY CASH FUND (CONTINUED)

PRINCIPAL                                                               MARKET
 AMOUNT     COMMERCIAL PAPER (CONTINUED)                                VALUE
--------------------------------------------------------------------------------

            ELECTRIC UTILITIES - 11.0%
  $100,000  Idaho Power Company, 6.15%, 1-16-97 ................       $99,744
 1,611,000  Interstate Power Company,
              5.37%, 1-14-97 ...................................       210,591
              5.40%, 1-15-97 ...................................       399,160
              5.55%, 2-19-97 ...................................       992,446
 1,301,000  Massachusetts Electric Company,
              6.05%, 1-2-97 ....................................       550,907
              6.00%, 1-3-97 ....................................       749,750
 2,000,000  Southern California Edison Company, 5.35%, 1-13-97 .     1,996,433
                                                                    ----------
                                                                     4,999,031

            ELECTRONICS - 4.4%
 2,000,000  Avnet, Inc., 5.42%, 1-6-97 .........................     1,998,494

            ENGINEERING - 4.9%
 2,250,000  Fluor Corporation, 5.37%, 1-29-97 ..................     2,240,603

            FOOD PROCESSING - 1.5%
   700,000  McCormick & Company, Inc., 5.31%, 1-10-97 ..........       699,071

            INDUSTRIAL SERVICES - 2.7%
 1,250,000  PPG Industries, Inc., 5.32%, 2-10-97 ...............     1,242,611

            LEASING - 3.1%
 1,400,000  International Lease Finance Corporation,
              5.30%, 1-23-97 ...................................     1,395,466

            NATURAL GAS - 1.9%
   800,000  Bay State Gas Company, 5.35%, 1-24-97 ..............       797,266

            POLLUTION CONTROL - 4.4%
 2,000,000  Engelhard Corporation, 5.32%, 2-14-97 ..............     1,986,996

            RETAIL--GROCERY - 4.5%
 2,050,000  Winn-Dixie Stores, 5.38%, 1-28-97 ..................     2,041,728

            TOBACCO - 4.4%
 2,000,000  B.A.T. Capital Corporation, 5.38%, 1-17-97 .........     1,995,218

            WASTE - 5.9%
 2,700,000  WMX Technologies, Inc., 5.40%, 1-24-97 .............     2,690,685
                                                                    ----------
            Total commercial paper - Cash Fund - 60.2% .........    27,287,387

PRINCIPAL   U.S.GOVERNMENT & GOVERNMENT                                 MARKET
 AMOUNT     AGENCY SECURITIES                                           VALUE
--------------------------------------------------------------------------------

            FEDERAL FARM CREDIT BANKS - 2.2%
$1,000,000    4.95%, 3-3-97 ....................................      $997,031

            FEDERAL HOME LOAN BANK - 4.4%
 2,000,000    5.63%, 12-17-97 ..................................     2,000,000

            FEDERAL NATIONAL MORTGAGE ASSOCIATION - 6.6%
 3,000,000    4.97%, 3-10-97 ...................................     2,998,077

            SBA POOLS - 13.1%
 1,853,960    6.50% - 2017(1) ..................................     1,871,455
 1,129,571    5.875% - 2018(2) .................................     1,133,807
   944,512    5.875% - 2020(2) .................................       944,512
   989,217    5.75% - 2021(2) ..................................       989,836
   976,265    5.75% - 2021(2) ..................................       976,875
                                                                    ----------
                                                                     5,916,485
                                                                    ----------
            Total U.S. government & government agency
              securities - Cash Fund - 26.3% ...................    11,911,593
                                                                    ----------
            Total investments - Cash Fund - 86.5% ..............    39,198,980
            Cash and other assets, less liabilities - 13.5% ....     6,131,744
                                                                    ----------
            Total net assets - Cash Fund - 100.0% ..............   $45,330,724
                                                                    ==========

The identified cost of investments owned at December 31, 1996, was the same for federal income tax and book purposes, except for the Corporate Bond Series for which the identified cost for federal income tax purposes was $75,921,420.

CMO - (Collateralized Mortgage Obligation)
1    Variable rate security which may be reset the first of each month.
2    Variable rate security which may be reset the first of each quarter.
3 Principal amount on foreign bonds is reflected in local currency (e.g., Danish krone) while market value is reflected in U.S. dollars.
4 Deferred interest obligation; currently zero coupon under terms of initial offering.
5 Put bond - a type of specialty bond that gives the holder the right to redeem to the issuer at certain specified times before maturity.

                             SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

BALANCE SHEETS
--------------------------------------------------------------------------------
DECEMBER 31, 1996

                                                                  SECURITY INCOME FUND
                                       ----------------------------------------------------------------
                                       CORPORATE       U.S.       LIMITED       GLOBAL         HIGH       SECURITY       SECURITY
                                         BOND       GOVERNMENT    MATURITY    AGGRESSIVE       YIELD     TAX-EXEMPT        CASH
                                        SERIES        SERIES     BOND SERIES  BOND SERIES   BOND SERIES     FUND           FUND
                                       ---------------------------------------------------------------------------------------------
ASSETS
Investments, at value (identified
  cost $75,920,997, $8,368,335,
  $5,053,086, $4,636,461, $4,903,283,
  $23,444,597 and $11,911,593,
  respectively) .....................  $75,718,270  $8,529,924   $5,116,636   $4,780,220    $5,050,350    $23,896,450   $11,911,593
Commercial paper, at amortized cost
  which approximates market value ...           --          --           --           --            --             --    27,287,387
Cash ................................    3,819,126      19,657      480,863       10,832       335,499        470,572            --
Receivables:
  Fund shares sold ..................        3,058       2,955        4,664          176           323            226     6,253,739
  Securities sold ...................       30,883          --        1,724      110,392            --             --        65,162
  Interest ..........................    1,376,532     150,717      109,306      162,365       116,259        459,712       136,935
  Security Management Company .......        1,370         427          715          104           158             --            --
Prepaid expense .....................        2,573       3,798        2,809           --            --          9,129        13,303
Forward foreign exchange contracts ..           --          --           --        4,917            --             --            --
                                      ------------ -----------  -----------   ----------   -----------   ------------  ------------
       Total assets .................  $80,951,812  $8,707,478   $5,716,717   $5,069,006    $5,502,589    $24,836,089   $45,668,119
                                      ============ ===========  ===========   ==========   ===========   ============  ============

LIABILITIES AND NET ASSETS
Liabilities:
  Payable for fund shares redeemed ..     $201,806         $--       $9,800          $--           $--            $--       $70,126
  Dividends payable to shareholders .           --          --           --        1,460            --             --       163,788
  Written call options outstanding ..           --          --           --        5,979            --             --            --
  Cash overdraft ....................           --          --           --           --            --             --        41,507
  Other liabilities:
    Management fees .................       35,769          --           --           --            --         10,762        24,897
    12b-1 distribution plan fees ....       22,667       2,591        1,694        2,033         2,972          1,180            --
    Custodian and transfer agent fees       10,725       4,304        3,165        3,316            80          1,353        11,529
    Administration fees .............        6,438         786          426          188           431          1,937         1,725
    Professional fees ...............        4,502       1,094        2,427          942            --          2,530         5,003
    Miscellaneous ...................        6,260       1,304          296        7,840            --          3,824        18,820
                                        ----------  ----------   ----------  -----------   -----------     ----------   ------------
       Total liabilities ............      288,167      10,079       17,808       21,758         3,483         21,586       337,395

Net Assets:
Paid in capital .....................   93,223,300   9,514,029    5,704,923    4,885,064     5,387,903     25,834,978    45,330,724
Undistributed net investment
  income (loss) .....................           --         158           --      117,348           721          5,559            --
Accumulated undistributed net realized
  loss on sale of investments and
  foreign currency transactions .....  (12,356,928)   (978,377)     (69,564)     (99,652)      (36,585)    (1,477,887)           --
Net unrealized appreciation
  (depreciation) in value of investments
  and translation of assets and
  liabilities in foreign currency ...     (202,727)    161,589       63,550      144,488       147,067        451,853            --
                                      ------------  ----------  -----------  -----------  ------------   ------------  ------------
    Net assets ......................   80,663,645   8,697,399    5,698,909    5,047,248     5,499,106     24,814,503    45,330,724
                                      ------------  ----------  -----------  -----------  ------------   ------------  ------------
       Total liabilities and
         net assets .................  $80,951,812  $8,707,478   $5,716,717   $5,069,006    $5,502,589    $24,836,089   $45,668,119
                                      ============  ==========  ===========  ===========  ============   ============  ============

CLASS "A" SHARES
Capital shares outstanding ..........   10,681,022   1,704,844      486,912      338,604       181,468      2,397,740    45,330,724
Net assets ..........................  $73,360,359  $8,036,075   $4,937,697   $3,506,595    $2,780,234    $23,304,115   $45,330,724
Net asset value per share (net assets
  divided by shares outstanding) ....        $6.87       $4.71       $10.14       $10.36        $15.32          $9.72         $1.00
Add: Selling commission
  (4.75% of offering price)
  (excluding Cash Fund) .............         0.34        0.23         0.51          .52           .76           0.48            --
                                      ------------ ----------- ------------ ------------  ------------   ------------  ------------
Offering price per share
  (net asset value
  divided by 95.25%) ................        $7.21       $4.94       $10.65       $10.88        $16.08         $10.20         $1.00
                                      ============ =========== ============ ============  ============   ============  ============
CLASS "B" SHARES
Capital shares outstanding ..........    1,057,722     140,328       75,091      148,027       177,479        155,270            --
Net assets ..........................   $7,303,286    $661,324     $761,212   $1,540,653    $2,718,872     $1,510,388            --
Net asset value per share
  (net assets divided
  by shares outstanding) ............        $6.90       $4.71       $10.14       $10.41        $15.32          $9.73            --
                                      ============ =========== ============ ============  ============   ============  ============

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                  SECURITY INCOME FUND
                                       ----------------------------------------------------------------
                                       CORPORATE       U.S.       LIMITED       GLOBAL         HIGH       SECURITY       SECURITY
                                         BOND       GOVERNMENT    MATURITY    AGGRESSIVE       YIELD     TAX-EXEMPT        CASH
                                        SERIES        SERIES     BOND SERIES  BOND SERIES   BOND SERIES*    FUND           FUND
                                       ---------------------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest ..........................   $6,648,760    $761,589     $403,999     $575,957      $192,134     $1,362,359    $2,640,745

EXPENSES
  Management fees ...................      440,214      55,727       26,161       34,900        12,264        120,946       247,304
  Transfer/maintenance fees .........      106,615      18,012        3,875        1,269           274         16,538       130,682
  12b-1 distribution plan fees ......      263,503      31,385       19,017       22,956        13,262         12,756            --
  Administration fees ...............       79,239       9,690        4,638       41,952         1,920         22,530        21,721
  Custodian fees ....................       12,146       4,600        4,478       10,519           462          1,345         8,824
  Directors' fees ...................        8,940       1,122          520          385            --         11,241        11,766
  Professional fees .................        1,746          --        7,514        9,739         3,000             --         3,131
  Registration fees .................       23,243      16,374       15,016       19,296        20,855         23,076        45,264
  Other expenses ....................       14,200       1,267        1,105        1,444           709          4,092        16,556
                                      ------------ ----------- ------------  -----------  ------------   ------------  ------------
                                           949,846     138,177       82,324      142,460        52,746        212,524       485,248

  Less: Earnings credits applied ....       (2,590)     (1,365)      (1,687)          --            --         (1,345)       (2,633)
    Reimbursement of expenses .......      (10,663)    (60,974)     (27,868)     (38,590)      (12,264)        (2,358)           --
                                      ------------ ----------- ------------  -----------  ------------   ------------  ------------

       Total expenses ...............      936,593      75,838       52,769      103,870        40,482        208,821       482,615
                                      ------------ ----------- ------------  ------------ ------------   ------------  ------------
         Net investment income ......    5,712,167     685,751      351,230      472,087       151,652      1,153,538     2,158,130

NET REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss)
    during the period on:
    Investments .....................   (1,347,012)    182,946      (46,509)     133,869       (36,585)        56,324            --
    Foreign currency transactions ...           --          --           --     (174,582)           --             --            --
                                      ------------ ----------- ------------  ----------- -------------   ------------  ------------
      Net realized gain (loss) ......   (1,347,012)    182,946      (46,509)     (40,713)      (36,585)        56,324            --

  Net change in unrealized
    appreciation (depreciation)
    during the period on:
      Investments ...................   (5,522,985)   (735,463)    (186,260)      71,369       147,067       (671,331)           --
      Translation of assets and
        liabilities in foreign
        currencies ..................           --          --           --        3,699            --             --            --
                                      ------------ -----------  -----------   ----------  ------------   ------------  ------------

    Net unrealized appreciation
      (depreciation) ................   (5,522,985)   (735,463)    (186,260)      75,068       147,067       (671,331)           --
                                      ------------ -----------  -----------   ----------  ------------   ------------  ------------

    Net gain (loss) .................   (6,869,997)   (552,517)    (232,769)      34,355       110,482       (615,007)           --
                                      ------------ -----------  -----------   ----------  ------------   ------------  ------------
      Net increase (decrease)
        in net assets resulting
        from operations .............  ($1,157,830)   $133,234     $118,461     $506,442      $262,134       $538,531    $2,158,130
                                      ============ ===========  ===========   ==========  ============   ============  ============

*Period August 5, 1996 (inception) through December 31, 1996.

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                  SECURITY INCOME FUND
                                       ----------------------------------------------------------------
                                       CORPORATE       U.S.       LIMITED       GLOBAL         HIGH       SECURITY       SECURITY
                                         BOND       GOVERNMENT    MATURITY    AGGRESSIVE       YIELD     TAX-EXEMPT        CASH
                                        SERIES        SERIES     BOND SERIES  BOND SERIES   BOND SERIES*    FUND           FUND
                                       ---------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
  Net investment income .............   $5,712,167    $685,751     $351,230     $472,087      $151,652     $1,153,538    $2,158,130
  Net realized gain (loss) ..........   (1,347,012)    182,946      (46,509)     (40,713)      (36,585)        56,324            --
  Unrealized appreciation
    (depreciation) during the period    (5,522,985)   (735,463)    (186,260)      75,068       147,067       (671,331)           --
                                       -----------   ---------   ----------   ----------    ----------    -----------    ----------
     Net increase (decrease) in
       net assets resulting
       from operations ..............   (1,157,830)    133,234      118,461      506,442       262,134        538,531     2,158,130

DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income
    Class A .........................   (5,393,982)   (655,579)    (304,962)    (210,236)      (79,996)    (1,107,445)   (2,158,130)
    Class B .........................     (343,417)    (32,686)     (47,156)     (85,158)      (70,935)       (44,319)           --
  In excess of net realized gain
    Class A .........................           --          --           --      (74,660)           --             --            --
    Class B .........................           --          --           --      (32,900)           --             --            --
  Tax return of capital
    Class A .........................           --          --       (5,684)          --            --             --            --
    Class B .........................           --          --         (879)          --            --             --            --
                                       -----------   ---------   ----------   ----------    ----------    -----------    ----------
      Total distributions to
        shareholders ................   (5,737,399)   (688,265)    (358,681)    (402,954)     (150,931)    (1,151,764)   (2,158,130)

CAPITAL SHARE TRANSACTIONS (A):
  Proceeds from sale of shares
    Class A .........................    8,731,109   1,930,782    2,444,146      255,854     2,644,208      1,613,431   310,586,017
    Class B .........................    3,464,361     375,419      269,401       79,004     2,611,381        579,929            --
  Dividends reinvested
    Class A .........................    4,241,649     543,532      284,749      283,688        79,998        626,193     1,969,086
    Class B .........................      304,987      26,151       47,452      110,636        70,935         31,495            --
  Cost of shares redeemed
    Class A .........................  (26,834,054) (3,998,800)    (913,142)     (66,489)          (48)    (3,379,177) (305,382,279)
    Class B .........................   (1,793,517)   (286,899)    (267,281)    (127,192)      (18,571)      (260,053)           --
                                       -----------   ---------   ----------   ----------    ----------    -----------    ----------
      Net increase (decrease) from
        capital share transactions ..  (11,885,465) (1,409,815)   1,865,325      535,501     5,387,903       (788,182)    7,172,824
                                       -----------   ---------   ----------   ----------    ----------    -----------    ----------
         Total increase (decrease)
           in net assets ............  (18,780,694) (1,964,846)   1,625,105      638,989     5,499,106     (1,401,415)    7,172,824

NET ASSETS:
  Beginning of period ...............   99,444,339  10,662,245    4,073,804    4,408,259            --     26,215,918    38,157,900
                                       -----------  ----------   ----------   ----------    ----------    -----------   -----------
  End of period .....................  $80,663,645  $8,697,399   $5,698,909   $5,047,248    $5,499,106    $24,814,503   $45,330,724
                                       ===========  ==========   ==========   ==========    ==========    ===========   ===========

  Undistributed net investment
    income ..........................          $--        $158          $--     $117,348          $721         $5,559           $--
                                       ===========  ==========   ==========   ==========    ==========    ===========   ===========

    (a) Shares issued and redeemed:
        Shares sold
          Class A ...................    1,257,439     408,653      236,285       24,675       176,201        167,132   310,586,017
          Class B ...................      497,238      79,022       25,885        7,907       174,028         59,521            --
        Dividends reinvested
          Class A ...................      608,432     115,124       27,590       27,930         5,270         65,031     1,969,086
          Class B ...................       43,584       5,533        4,593       10,901         4,677          3,268            --
        Shares redeemed
          Class A ...................   (3,860,010)   (845,356)     (88,496)      (6,449)           (3)      (350,952) (305,382,279)
          Class B ...................     (256,329)    (61,304)     (25,864)     (12,357)       (1,226)       (27,117)           --

        Net increase (decrease) .....   (1,709,646)   (298,328)     179,993       52,607       358,947        (83,117)    7,172,824
                                       ===========  ==========   ==========   ==========    ==========    ===========   ===========

*Period August 5, 1996 (inception) through December 31, 1996.

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 1995

                                                         SECURITY INCOME FUND
                                       ---------------------------------------------------------
                                       CORPORATE         U.S.        LIMITED          GLOBAL          SECURITY       SECURITY
                                         BOND         GOVERNMENT     MATURITY       AGGRESSIVE       TAX-EXEMPT        CASH
                                        SERIES          SERIES      BOND SERIES    BOND SERIES**        FUND           FUND
                                       ---------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
FROM OPERATIONS:
  Net investment income .............   $6,415,436      $574,999      $211,931       $243,325        $1,281,238       $2,516,770
  Net realized gain (loss) ..........    2,922,105        22,802       (23,055)       (36,350)          301,901               --
  Unrealized appreciation during
    the period ......................    6,960,323     1,209,772       249,810         69,420         2,117,941               --
                                        ----------     ---------     ---------      ---------         ---------       ----------
       Net increase in net assets
         resulting from operations ..   16,297,864     1,807,573       438,686        276,395         3,701,080        2,516,770

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A .........................   (6,158,758)     (551,577)     (177,005)      (146,443)       (1,241,504)      (2,516,770)
    Class B .........................     (255,751)      (24,133)      (34,039)       (63,361)          (39,808)              --
  In excess of net realized gain
    Class A .........................           --            --            --         (5,311)               --               --
    Class B .........................           --            --            --         (2,584)               --               --
                                        ----------     ---------     ---------      ---------         ---------       ----------
      Total distributions
        to shareholders .............   (6,414,509)     (575,710)     (211,044)      (217,699)       (1,281,312)      (2,516,770)

CAPITAL SHARE TRANSACTIONS (A):
  Proceeds from sale of shares
    Class A .........................    7,438,108     2,385,671     3,092,500      4,109,884         2,787,651      347,493,190
    Class B .........................    2,180,877       240,748       681,901      1,354,123           370,386               --
  Dividends reinvested
    Class A .........................    4,740,285       434,084       172,699        151,754           712,138        2,479,477
    Class B .........................      209,073        17,062        32,734         64,040            25,374               --
  Cost of shares redeemed
    Class A .........................  (18,496,662)   (2,223,959)     (129,283)    (1,330,238)       (4,896,869)    (369,916,482)
    Class B .........................     (981,865)      (53,363)       (4,389)            --           (54,635)              --
                                        ----------     ---------     ---------      ---------         ---------       ----------
      Net increase (decrease) from
        capital share transactions ..   (4,910,184)      800,243     3,846,162      4,349,563        (1,055,955)     (19,943,815)
                                        ----------     ---------     ---------      ---------         ---------       ----------
          Total increase (decrease)
            in net assets ...........    4,973,171     2,032,106     4,073,804      4,408,259         1,363,813      (19,943,815)

NET ASSETS:
  Beginning of period ...............   94,471,168     8,630,139            --             --        24,852,105       58,101,715
                                        ----------    ----------     ---------      ---------        ----------       ----------
  End of period .....................  $99,444,339   $10,662,245    $4,073,804     $4,408,259       $26,215,918      $38,157,900
                                        ==========    ==========     =========      =========        ==========       ==========
Undistributed net investment income .      $19,734        $2,672          $887        ($8,314)           $3,785              $--
                                        ==========    ==========     =========      =========        ==========       ==========

  (a) Shares issued and redeemed:
      Shares sold
        Class A .....................    1,055,977       507,582       307,309        406,499           289,991      347,493,190
        Class B .....................      304,780        51,475        67,767        135,204            38,553               --
      Dividends reinvested
        Class A .....................      673,772        93,100        16,505         15,098            74,305        2,479,477
        Class B .....................       29,519         3,639         3,127          6,372             2,642               --
      Shares redeemed
        Class A .....................   (2,613,704)     (485,740)      (12,281)      (129,149)         (510,770)    (369,916,482)
        Class B .....................     (139,145)      (11,827)         (417)            --            (5,598)              --
                                        ----------    ----------     ---------      ---------        ----------       ----------
      Net increase (decrease) .......     (688,801)      158,229       382,010        434,024          (110,877)     (19,943,815)
                                        ==========    ==========     =========      =========        ==========       ==========

* Period January 17, 1995 (inception) through December 31, 1995.
** Period June 1, 1995 (inception) through December 31, 1995.

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL
STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                                Ratio
                                                                                                                of     Ratio
                           Net                 Divi-                                                            expen- of
         Net               gain      Total     dends                                  Net             Net       ses    net
Fiscal   asset             (loss)    from      (from     Distri                       asset           assets    to     income  Port-
period   value    Net      (real-    invest-   net       butions                      value           end of    aver-  to      folio
ended    begin-   invest-  ized &    ment      invest-   (from     Return   Total     end     Total   period    age    average turn-
Decem-   ning of  ment     unreal-   opera-    ment      capital   of       distri-   of      return  (thou-    net    net     over
ber 31   period   income   ized)     tions     income)   gains)    capital  butions   period  (a)     sands)    assets assets  rate
------------------------------------------------------------------------------------------------------------------------------------

                                                 CORPORATE BOND SERIES (CLASS A)
1992      $7.68   $0.61     $0.044    $0.654   $(0.614)    $--      $--     $(0.614)   $7.72   9.0%  $104,492   1.01%   7.97%   61%
1993       7.72    0.52      0.521     1.041    (0.527)   (0.424)    --      (0.951)    7.81  13.4%   118,433   1.02%   6.46%  157%
1994       7.81    0.49     (1.127)   (0.637)   (0.493)     --       --      (0.493)    6.68  (8.3%)   90,593   1.01%   6.91%  204%
1995(d)(g) 6.68    0.47      0.708     1.178    (0.468)     --       --      (0.468)    7.39  18.2%    93,701   1.02%   6.62%  200%
1996(d)(g) 7.39    0.47     (0.517)   (0.047)   (0.473)     --       --      (0.473)    6.87  (0.5%)   73,360   1.01%   6.54%  292%

                                                 CORPORATE BOND SERIES (CLASS B)

1993(b)   $8.59   $0.11    $(0.324)  $(0.214)  $(0.112)  $(0.424)   $--     $(0.536)  $7.84   (2.5%)   $1,022   1.88%   5.16%  164%
1994(c)    7.84    0.43     (1.129)   (0.699)   (0.431)     --       --      (0.431)   6.71   (9.0%)    3,878   1.85%   6.08%  204%
1995(c)
(d)(g)     6.71    0.40      0.725     1.125    (0.405)     --       --      (0.405)   7.43   17.3%     5,743   1.85%   5.80%  200%
1996(c)
(d)(g)     7.43    0.40     (0.517)   (0.117)   (0.413)     --       --      (0.413)   6.90   (1.4%)    7,303   1.85%   5.70%  292%

                                                U.S. GOVERNMENT SERIES (CLASS A)

1992(c)   $5.17   $0.37    $(0.126)  $0.244    $(0.366)    $--     $(.008)  $(0.374)   $5.04   5.0%    $9,364   1.11%   7.22%  157%
1993(c)    5.04    0.31      0.273    0.583     (0.310)   (0.344)    --      (0.654)    4.97  10.9%    10,098   1.10%   5.90%  153%
1994(c)    4.97    0.30     (0.621)  (0.321)    (0.299)     --       --      (0.299)    4.35  (6.5%)    8,309   1.10%   6.47%  220%
1995(c)
(d)(g)     4.35    0.30      0.620    0.92      (0.30)      --       --      (0.30)     4.97  21.9%    10,080   1.11%   6.41%   81%
1996(c)
(d)(g)     4.97    0.31     (0.256)   0.054     (0.314)     --       --      (0.314)    4.71   1.3%     8,036   0.65%   6.44%   75%

                                               U.S. GOVERNMENT SERIES (CLASS A)

1992(c)   $5.17   $0.37    $(0.126)   $0.244   $(0.366)    $--     $(.008)  $(0.374)   $5.04   5.0%    $9,364   1.11%   7.22%  157%
1993(c)    5.04    0.31      0.273     0.583    (0.310)   (0.344)    --      (0.654)    4.97  10.9%    10,098   1.10%   5.90%  153%
1994(c)    4.97    0.30     (0.621)   (0.321)   (0.299)     --       --      (0.299)    4.35  (6.5%)    8,309   1.10%   6.47%  220%
1995(c)
(d)(g)     4.35    0.30      0.620     0.92     (0.30)      --       --      (0.30)     4.97  21.9%    10,080   1.11%   6.41%   81%
1996(c)
(d)(g)     4.97    0.31     (0.256)    0.054    (0.314)     --       --      (0.314)    4.71   1.3%     8,036   0.65%   6.44%   75%

                                               U.S. GOVERNMENT SERIES (CLASS B)

1993(b)(c)$5.51   $0.04    $(0.193)  $(0.153)  $(0.043)  $(0.344)   $--     $(0.387)  $4.97   (1.4%)      $140  1.61%   5.54%  114%
1994(c)    4.97    0.26     (0.624)   (0.364)   (0.256)     --       --      (0.256)   4.35   (7.4%)       321  1.85%   5.76%  220%
1995(c)
(d)(g)     4.35    0.26      0.625     0.885    (0.265)     --       --      (0.265)   4.97   20.9%        582  1.87%   5.69%   81%
1996(c)
(d)(g)     4.97    0.25     (0.254)   (0.004)   (0.256)     --       --      (0.256)   4.71   (0.02%)      661  1.86%   5.23%   75%

                                             LIMITED MATURITY BOND SERIES (CLASS A)

1995(c)
(d)(e)(g)$10.00   $0.62     $0.652    $1.272   $(0.612)    $--      $--     $(0.612)  $10.66  13.0%    $3,322   0.84%   5.97%    4%
1996(c)
(d)(g)    10.66    0.72     (0.507)    0.213    (0.720)     --     (0.013)   (0.733)   10.14   2.1%     4,938   0.90%   6.97%  105%

                                             LIMITED MATURITY BOND SERIES (CLASS B)

1995(c)(d)
(e)(g)   $10.00   $0.53     $0.664    $1.194   $(0.524)    $--      $--     $(0.524)  $10.67  12.2%      $752   1.71%   5.12%    4%
1996(c)
(d)(g)    10.67    0.63     (0.524)    0.106    (0.624)     --     (0.012)   (0.636)  $10.14   1.1%       761   1.88%   5.99%  105%

                                             GLOBAL AGGRESSIVE BOND SERIES (CLASS A)

1995(c)(d)
(f)      $10.00   $0.63     $0.09     $0.72    $(0.55)   $(0.02)    $--     $(0.57)   $10.15   7.3%    $2,968   2.00%  11.04%  127%
1996(c)(d)10.15    1.06      0.064     1.124    (0.687)   (0.227)    --      (0.914)   10.36  11.6%     3,507   1.98%  10.39%   96%

                                             GLOBAL AGGRESSIVE BOND SERIES (CLASS B)

1995(c)
(d)(f)   $10.00   $0.56     $0.12     $0.68    $(0.49)   $(0.02)    $--     $(0.51)   $10.17   6.9%    $1,440   2.75%  10.24%  127%
1996(c)(d)10.17    0.98      0.06      1.04     (0.573)   (0.227)    --      (0.80)    10.41  10.7%     1,541   2.75%   9.64%   96%

                                                  HIGH YIELD BOND SERIES (CLASS A)

1996(c)(d)
(h)(g)   $15.00   $0.45     $0.32     $0.77    $(0.45)     $--      $--     $(0.45)   $15.32   5.2%    $2,780   1.54%   7.47%  168%

                                                  HIGH YIELD BOND SERIES (CLASS B)

1996(c)(d)
(h)(g)   $15.00   $0.41     $0.32     $0.73    $(0.41)     $--      $--     $(0.41)   $15.32   4.9%    $2,719   2.26%   6.74%  168%

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL
STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                                Ratio
                                                                                                                of     Ratio
                           Net                 Divi-                                                            expen- of
         Net               gain      Total     dends                                  Net             Net       ses    net
Fiscal   asset             (loss)    from      (from     Distri                       asset           assets    to     income  Port-
period   value    Net      (real-    invest-   net       butions                      value           end of    aver-  to      folio
ended    begin-   invest-  ized &    ment      invest-   (from     Return   Total     end     Total   period    age    average turn-
Decem-   ning of  ment     unreal-   opera-    ment      capital   of       distri-   of      return  (thou-    net    net     over
ber 31   period   income   ized)     tions     income)   gains)    capital  butions   period  (a)     sands)    assets assets  rate
------------------------------------------------------------------------------------------------------------------------------------

                                                  SECURITY TAX-EXEMPT FUND (CLASS A)
1992      $9.97   $0.61     $0.092    $0.702   $(0.612)    $--      $--     $(0.612)  $10.06   7.3%    28,608   0.84%   6.07%   91%
1993      10.06    0.51      0.702     1.212    (0.514)   (0.388)    --      (0.902)   10.37  11.6%    32,115   0.82%   4.92%  118%
1994      10.37    0.47     (1.317)   (0.847)   (0.473)     --       --      (0.473)    9.05  (8.3%)   24,092   0.82%   4.74%   88%
1995       9.05    0.48      0.891     1.371    (0.481)     --       --      (0.481)    9.94  15.5%    25,026   0.86%   5.02%  103%
(c)(d)(g)
1996       9.94    0.45     (0.215)    0.235    (0.455)     --       --      (0.455)    9.72   2.5%    23,304   0.78%   4.67%   54%
(c)(d)(g)

                                                  SECURITY TAX-EXEMPT FUND (CLASS B)

1993(b)  $10.88   $0.10    $(0.128)  $(0.028)  $(0.094)  $(0.388)   $--     $(0.482)  $10.37  (0.2%)      $106  2.89%   2.71%   90%
1994(c)   10.37    0.35     (1.321)   (0.971)   (0.349)     --       --      (0.349)    9.05  (9.5%)       760  2.00%   3.50%   88%
1995       9.05    0.37      0.902     1.272    (0.372)     --       --      (0.372)    9.95  14.3%      1,190  2.00%   3.90%  103%
(c)(d)(g)
1996       9.95    0.33     (0.215)    0.115    (0.335)     --       --      (0.335)    9.73   1.2%      1,510  2.01%   3.44%   54%
(c)(d)(g)

                                                           SECURITY CASH FUND

1991      $1.00   $0.051    $--       $0.051   $(0.051)    $--      $--     $(0.051)    1.00   5.2%   $48,843   0.96%   5.21%   --
1992(c)    1.00    0.028     --        0.028    (0.028)     --       --      (0.028)    1.00   2.8%    56,694   1.00%   2.75%   --
1993(c)    1.00    0.023     --        0.023    (0.023)     --       --      (0.023)    1.00   2.4%    71,870   1.00%   2.28%   --
1994       1.00    0.033     --        0.033    (0.033)     --       --      (0.033)    1.00   3.4%    58,102   0.96%   3.24%   --
1995       1.00    0.049     --        0.049    (0.049)     --       --      (0.049)    1.00   5.0%    38,158   1.00%   5.00%   --
(c)(d)(g)
1996       1.00    0.045     --        0.045    (0.045)     --       --      (0.045)    1.00   4.6%    45,331   1.01%   4.47%   --
(c)(d)(g)

(a) Total return information does not take into account any charges paid at time of purchase or contingent deferred sales charges paid at time of redemption.

(b) Class "B" shares were initially issued on October 19, 1993. Percentage amounts for the period, except total return, have been annualized.

(c) Fund expenses were reduced by the Investment Manager and expense ratios absent such reimbursement would have been as follows:

                                  1991   1992    1993    1994    1995    1996
                                 -----  -----   -----   -----   -----   -----
    Corporate Bond    Class B       --     --      --   2.00%    2.19%   2.05%
    U.S. Government   Class A    1.24%  1.20%   1.20%   1.20%    1.22%   1.17%
                      Class B       --     --   1.75%   2.91%    3.70%   3.26%
    Limited Maturity  Class A       --     --      --      --    1.04%   1.40%
      Bond            Class B       --     --      --      --    2.12%   2.60%
    Global Aggressive Class A       --     --      --      --    2.42%   2.73%
      Bond            Class B       --     --      --      --    3.93%   3.75%
    High Yield        Class A       --     --      --      --       --   2.11%
                      Class B       --     --      --      --       --   2.83%
    Tax-Exempt        Class A       --     --      --      --    0.86%   0.78%
                      Class B       --     --      --   2.32%    2.45%   2.19%
    Cash                            --  1.03%   1.03%      --    1.04%   1.01%

(d) Net investment income was computed using the average month-end shares outstanding throughout the period.

(e) Security Limited Maturity Bond Series was initially capitalized on January 17, 1995, with a net asset value of $10 per share. Percentage amounts for period have been annualized, except for total return.

(f) Security Global Aggressive Bond Series was initially capitalized on June 1, 1995, with a net asset value of $10 per share. Percentage amounts for period have been annualized, except for total return.

(g) Expense ratios including reimbursements, were calculated without the reduction for custodian fees earnings credits beginning February 1, 1995. Expense ratios with such reductions would have been as follows:

                                             1995        1996
                                             -----       -----
     Corporate Bond             Class A      1.02%       1.01%
                                Class B      1.85%       1.85%
     U.S. Government            Class A      1.10%       0.64%
                                Class B      1.85%       1.85%
     Limited Maturity Bond      Class A      0.81%       0.87%
                                Class B      1.65%       1.85%
     Tax-Exempt                 Class A      0.85%       0.77%
                                Class B      2.00%       2.00%
     Cash Fund                               1.00%       1.00%

(h) Security High Yield Bond Series was initially capitalized on August 5, 1996, with a net asset value of $15 per share. Percentage amounts for the period have been annualized, except for total return.

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 1996


1. SIGNIFICANT ACCOUNTING POLICIES

     Security Income Fund, Security Tax-Exempt Fund and Security Cash Fund (the Funds) are registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. The shares of Security Income Fund are currently issued in five Series, the Corporate Bond Series, the U.S. Government Series, the Limited Maturity Bond Series, the Global Aggressive Bond Series and the High Yield Bond Series, with each Series, in effect, representing a separate fund. The Income Fund is required to account for each Series separately and to allocate general expenses to each Series based upon the net asset value of each Series. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION -- Valuations of Income Fund's and Tax-Exempt Fund's securities are supplied by pricing services approved by the Board of Directors. Securities listed or traded on a national securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. Securities for which market quotations are not readily available are valued by a pricing service considering securities with similar yields, quality, type of issue, coupon, duration and rating. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Fund's investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. The Funds' officers, under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing service.

     Cash Fund, by approval of the Board of Directors, utilizes the amortized cost method for valuing portfolio securities, whereby all investments are valued by reference to their acquisition cost as adjusted for amortization of premium or accretion of discount.

     Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the close of business. The Global Aggressive Bond Series' investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Global Aggressive Bond Series to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

     B. FOREIGN CURRENCY TRANSACTIONS -- The accounting records of the Funds are maintained in U. S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     The Funds isolate that portion of results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held.

     Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

     C. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Global Aggressive Bond Series may enter into forward foreign exchange contracts in connection with foreign currency risk from purchase or sale of securities denominated in foreign currency. The Series may also enter into such contracts to manage changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reflected in the statement of operations. These contracts involve market risk in excess of the amount reflected in the Balance Sheet. The face or contract amount in U.S. dollars reflects the total exposure the Global Aggressive Bond Series has in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

     D. OPTIONS - The Global Aggressive Bond Series and High Yield Bond Series may purchase put and call options and write such options on a covered basis on securities that are traded on recognized securities exchanges and over-the-counter markets. Call and put options on securities give the holder the right to purchase or sell, respectively (and the writer the obligation to sell or purchase), a security at a specified price, on or until a certain date. The primary risks associate with the use of options are an imperfect correlation between the change in market value of the securities held by the Series and the price of the option, the possibility of an illiquid market, and the inability of the counter-party to meet the terms of the contract.

     The premium received for a written option is recorded as an asset, with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuation in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized. The Global Aggressive Bond Series wrote covered call options during the year in which the Series received $7,179 in premiums.

     E. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis. Premium and discounts (except original issue discounts) on debt securities are not amortized, except Security Tax-Exempt Fund which amortizes premiums.

     F. DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to the recharacterization of foreign currency gains and losses.

     G. TAXES - The Funds complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of their taxable net income and net realized gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

     H. EARNINGS CREDITS - Under the fee schedule with the custodian, the Funds earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the statement of operations do not reflect the reduction in expense from the related earnings credits.

     2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Management fees are payable to Security Management Company, LLC (SMC) under investment advisory contracts at an annual rate of .50 of 1% of the average net assets of each fund, except for Global Aggressive Bond Series and the High Yield Bond Series whose fees are .75 of 1% and .60 of 1% of the average net assets of each Series, respectively. The investment advisory contract for Income Fund provides that the total annual expenses

--------------------------------------------------------------------------------


of each Series of the Fund (including management fees and custodian fees net of earnings credits, but excluding interest, taxes, brokerage commissions and extraordinary expenses) will not exceed the level of expenses which Income Fund is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are then qualified for sale. For the period ended December 31, 1996, SMC agreed to limit the total expenses of Corporate Bond Series, U.S. Government Series and Limited Maturity Bond Series to an annual rate of 1.1% of the average daily net asset value of Class A shares and 1.85% of Class B shares of each respective Series. SMC also agreed to limit the total expenses of the Global Aggressive Bond Series and the High Yield Bond Series to 2.0% for Class A Shares and 2.75% for Class B shares. In addition, SMC agreed to waive all of the management fees for the U.S. Government Series, Limited Maturity Bond Series, Global Aggressive Bond Series and the High Yield Bond Series until December 31, 1996. The investment advisory contract for Tax-Exempt and Cash Funds provides that the total annual expenses of the Funds net of custodian fee earnings credits will not exceed an amount equal to an annual rate of 1.0% of the average net assets of Class A shares and 2.0% of Class B shares of the Tax-Exempt Fund as calculated on a daily basis.

     The Funds have entered into contracts with SMC for transfer agent services and certain other administrative services which SMC provides to the Funds. SMC is paid an annual fixed charge per account and shareholder and dividend transaction fees.

     As the administrative agent for the Funds, SMC performs administrative functions, such as regulatory filings, bookkeeping, accounting and pricing functions for the Funds. For this service SMC receives on an annual basis, a fee of .09 percent of the average daily net assets of Corporate Bond Series, U.S. Government Series, Limited Maturity Bond Series, High Yield Bond Series, and Tax-Exempt Fund and .045 percent of the average daily net assets of Cash Fund and Global Aggressive Bond Series, calculated daily and payable monthly. For the identified administrative services SMC also receives, with respect to the Global Aggressive Bond Series, an annual fee equal to the greater of .10 percent of its average net assets or (i) $45,000 in the year ending April 29, 1997; and (ii) $60,000 thereafter.

     SMC pays the Sub-Advisor, Lexington Management Corporation (LMC) an annual fee in an amount equal to .35% of the average net assets of Global Aggressive Bond Series, for investment advisory and certain administrative services provided to the Global Aggressive Bond Series. LMC agreed to waive its sub-advisory fee until December 31, 1996. The Sub-Advisor has entered into a sub-advisory contract with MFR Advisors, Inc., ("MFR"), under which MFR will provide the Global Aggressive Bond Series with investment and economic research services. For the service provided by MFR, MFR receives from the Sub-Advisor, a fee equal to .15% of the average daily net assets of the Global Aggressive Bond Series.

     Income and Tax-Exempt Funds have adopted Distribution Plans related to the offering of Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans provide for payments at an annual rate of 1.0% of the average net assets of Class B shares. Class A shares of Income Fund incur 12b-1 distribution fees at an annual rate of .25% of the average net assets of each Series.

     Security Distributors, Inc. (SDI), a wholly-owned subsidiary of Security Benefit Group, Inc., a financial services holding company, is national distributor for Income a nd Tax-Exempt Funds. SDI received net underwriting commissions on sales of Class A shares and contingent deferred sales charges on redemptions occurring within 5 years of the date of purchase of Class B shares, after allowances to brokers and dealers for the period ended December 31, 1996, in the amounts presented below:


                                    NET UNDERWRITING    BROKER/DEALER
                                       COMMISSION         ALLOWANCES
     -----------------------------------------------------------------
     Corporate Bond Series             $23,873            $54,353
     U.S. Government Series             10,849             21,835
     Limited Maturity
       Bond Series                        (377)             7,971
     Global Aggressive
       Bond Series                       4,824              3,686
     High Yield Series                     283              5,491
     Tax-Exempt Fund                    13,059             42,066

     Certain officers and directors of the Funds are also officers and/or directors of Security Benefit Life Insurance Company and its subsidiaries, which include SMC and SDI.

     3. INVESTMENT TRANSACTIONS

     Investment transactions for the period ended December 31, 1996, (excluding overnight investments and short-term debt securities) were as follows:


                                      PURCHASES      PROCEEDS FROM SALES
     -------------------------------------------------------------------
     Corporate Bond Series          $247,769,817        $261,981,460
     U.S. Government Series            7,252,295           8,350,616
     Limited Maturity
       Bond Series                     6,582,167           5,034,918
     Global Aggressive
       Bond Series                     3,601,246           3,337,996
     High Yield Series                 8,153,564           3,220,588
     Tax-Exempt Fund                  13,361,690          14,342,980

     4. FEDERAL INCOME TAX MATTERS

     The amounts of unrealized appreciation (depreciation) as of December 31, 1996, were as follows:

                           AGGREGATE GROSS   AGGREGATE GROSS   NET UNREALIZED
                             UNREALIZED        UNREALIZED       APPRECIATION
                            APPRECIATION      DEPRECIATION     (DEPRECIATION)
-------------------------------------------------------------------------------
Corporate Bond Series        $1,185,689       ($1,388,839)      ($203,150)
U.S. Government Series          184,874           (23,285)        161,589
Limited Maturity
  Bond Series                   115,348           (51,798)         63,550
Global Aggressive
  Bond Series                   240,819           (96,331)        144,488
High Yield Series               147,567              (500)        147,067
Tax-Exempt Fund                 544,263           (92,410)        451,853

     At December 31, 1996, the following Funds had accumulated net realized capital loss carryovers as shown:

                                     CAPITAL LOSS            EXPIRATION
                                      CARRYOVER                 YEAR

     Corporate Bond Series           $11,009,916                2002
                                       1,347,012                2004
     U.S. Government Series              978,377                2002
     Limited Maturity Bond Series         23,055                2003
                                          46,509                2004
     Global Aggressive Bond Series        48,004                2004
     High Yield Series                    36,585                2004
     Tax-Exempt Fund                   1,477,887                2002

     5. FORWARD FOREIGN EXCHANGE CONTACTS

     At December 31, 1996, Global Aggressive Bond Series had the following open forward foreign exchange contracts to sell currency (excluding foreign currency contracts used for purchase and sale settlements):

--------------------------------------------------------------------------------


                   SETTLEMENT    CONTRACT    CONTRACT   CURRENT    UNREALIZED
CURRENCY              DATE        AMOUNT       RATE      RATE         GAIN

Canadian
  Dollar            1/31/97      $224,215     1.3380     1.368       $4,917


     6. TAX STATUS OF DIVIDENDS

     Except for tax-exempt dividends, the income dividends paid by the Funds are taxable as ordinary income on the shareholders' tax returns. None of the amount taxable as ordinary income for the Funds qualifies for the dividends received deduction available to corporate shareholders in accordance with the provisions of the Internal Revenue Code.

     None of the exempt-interest dividends paid by Security Tax-Exempt Fund have been determined to be attributable to interest from specified private activity bonds. Thus, no portion is required to be reported as a tax preference item on Form 4626 or 6251, as appropriate.

     In some states, the portion of ordinary income dividends attributable to the Funds' investment in direct obligations of the U.S. Government may not be subject to state taxation. For the year ended December 31, 1996, interest on U.S. Government obligations as a percentage of gross investment income was: Cash Fund, 5%; Corporate Bond Series, 6%; U.S. Government Series, 28%; Limited
Maturity Bond Series, 6%; and Global Aggressive Bond Series, 1%. Since the qualifications for such exemption vary state by state, we suggest you consult your tax advisor for applicability.



REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
SECURITY INCOME FUND, SECURITY TAX-EXEMPT FUND
AND SECURITY CASH FUND

     We have audited the accompanying balance sheets, including the statements of net assets of Security Income Fund (comprising, respectively, the Corporate Bond, U.S. Government, Limited Maturity Bond, Global Aggressive Bond and High Yield Bond Series), Security Tax-Exempt Fund and Security Cash Fund (the Funds) as of December 31, 1996, the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We have conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 1996, by correspondence with the custodian. As to securities relating to uncompleted transactions, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds (including each of the Series of Security Income Fund) at December 31, 1996, and the results of their operations, changes in their net assets and the financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Kansas City, Missouri
January 31, 1997

THE SECURITY GROUP
OF MUTUAL FUNDS
-------------------

Security Growth and Income Fund
Security Equity Fund
  - Equity Series
  - Equity Global Series
  - Asset Allocation Series
  - Social Awareness Series
Security Ultra Fund
Security Income Fund
  - Corporate Bond Series
  - U.S. Government Series
  - Limited Maturity Bond Series
  - Global Aggressive Bond Series
  - High Yield Bond Series
Security Tax-Exempt Fund
Security Cash Fund

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.


SECURITY FUNDS
OFFICERS AND DIRECTORS

DIRECTORS

Willis A. Anton
Donald A. Chubb, Jr.
John D. Cleland
Jack H. Hamilton
Donald L. Hardesty
Penny A. Lumpkin
Mark L. Morris, Jr., D.V.M.
Jeffrey B. Pantages
Hugh L. Thompson, Ph.D.


OFFICERS

John D. Cleland, President
James R. Schmank, Vice President and Treasurer
Jane A. Tedder, Vice President
Mark E. Young, Vice President
Steven M. Bowser, Assistant Vice President
Barbara J. Davison, Assistant Vice President
Greg A. Hamilton, Assistant Vice President
Amy J. Lee, Secretary
Brenda M. Harwood, Assistant Treasurer and Assistant Secretary
Christopher D. Swickard, Assistant Secretary




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